                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

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     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Riggs National Corporation
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ ] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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
[The following notice of annual meeting and accompanying proxy statement will be disseminated to holders of Riggs National Corporation Common Stock on or about March 18, 1998.]

[RIGGS LOGO]

                           RIGGS NATIONAL CORPORATION
                         1503 PENNSYLVANIA AVENUE, N.W.
                             WASHINGTON, D.C. 20005

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 15, 1998

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Riggs National Corporation (the "Corporation") will be held on Wednesday, April 15, 1998, at 9:30 a.m., local time, at the JW Marriott Hotel, 1331 Pennsylvania Avenue, N.W., Washington, D.C. 20004, for the following purposes:

        1. To elect a board of directors for the ensuing year;

        2. To consider and act upon a proposal to amend the Corporation's 1993, 1994, and 1996 Stock Option Plans that would replace the "Joint Compensation Committee" of the Board of Directors of the Corporation (the "Board") with the "Compensation Committee" as each of the respective plans' administrator and amend each of the plans to conform with recent amendments to Rule 16b-3 of the Securities Exchange Act of 1934;

        3. To consider and act upon a proposal to amend the Corporation's 1996 Stock Option Plan that would expand the definition of "Key Employees" eligible for grants under the plan, increase the number of shares of the Corporation's Common Stock available for stock option awards from two million to four million shares, and ratify the waiver by the Board of the Shareholders' preemptive rights to any stock issuances by the Corporation;

        4. To consider and act upon a proposal to approve the 1997 Non-Employee Directors Stock Option Plan that would authorize the grant of an aggregate maximum of 350,000 shares of the Corporation's Common Stock to eligible Board members and ratify the waiver by the Board of the Shareholders' preemptive rights to any stock issuances by the Corporation;

        5. To consider and act upon a proposal to amend the language regarding the waiver by the Board of the Shareholders' preemptive rights in the Corporation's Certificate of Incorporation that requires "at least ten Directors voting" and replace it with "at least a majority of Directors voting," which will conform the Certificate of Incorporation to a change in the number of directors;

        6. To consider a shareholder proposal requiring the Board take the necessary steps to have the accountants elected each year by all the Shareholders; and

        7. To consider and act upon any other matters that may properly be brought before the Meeting or any adjournment or postponement thereof.

     Shareholders of record at the close of business on February 27, 1998, will be entitled to vote at the Meeting or any adjournments or postponements thereof. Whether or not you contemplate attending the Meeting, please execute the enclosed proxy and return it in the enclosed postage-paid return envelope. You may revoke your proxy at any time prior to its exercise by written notice to the Assistant Corporate Secretary of the Corporation, by executing and delivering a proxy bearing a later date, or by attending the Meeting and voting in person.

     You are cordially invited to attend the Meeting in person.

                                          By Order of the Board of Directors,

                                          /s/ TIMOTHY C. COUGHLIN
                                          TIMOTHY C. COUGHLIN
                                          President

March 18, 1998

[RIGGS LOGO]

                           RIGGS NATIONAL CORPORATION
                         1503 PENNSYLVANIA AVENUE, N.W.
                             WASHINGTON, D.C. 20005

                                PROXY STATEMENT

                      ANNUAL MEETING OF SHAREHOLDERS TO BE
                             HELD ON APRIL 15, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Riggs National Corporation, a Delaware corporation (the "Corporation"), to be used at the Annual Meeting of Shareholders of the Corporation (the "Meeting") to be held on Wednesday, April 15, 1998, at 9:30 a.m. local time at the JW Marriott Hotel, 1331 Pennsylvania Avenue, N.W., Washington, D.C. 20004, or at any adjournment or postponement thereof. The Corporation owns all of the outstanding stock of Riggs Bank National Association ("Riggs Bank N.A.").

     Shareholders of record at the close of business on February 27, 1998 (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting. On the Record Date, the Corporation had 30,575,788 shares of Common Stock, par value $2.50 per share ("Common Stock"), outstanding and entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote. Under the applicable provisions of the Corporation's By-Laws and the Delaware General Corporation Law (the "Delaware GCL"), the presence, in person or by proxy, of the holders of a majority of the shares of Common Stock is necessary to constitute a quorum of the shareholders in order to elect directors or take action on a proposal submitted to shareholders at a meeting of shareholders. For these purposes, Common Stock that is present or represented by proxy at the Meeting will be counted for quorum purposes regardless of whether the holder of the Common Stock or proxy fails to vote to elect directors or to vote on a proposal or whether a broker with discretionary voting authority with respect to such election or proposal fails to so vote.

     Once a quorum is established, under the applicable provisions of the Delaware GCL and the Corporation's By-Laws, in order for a director to be elected, the director must receive a plurality of the votes of the holders of the shares of Common Stock present in person or represented by proxy at the Meeting. For voting purposes, therefore, abstentions and "broker non-votes" will have no effect on the outcome of such election. With regard to the proposals to be presented to shareholders at the Meeting, such proposals must be approved by the affirmative vote of the holders of a majority of Common Stock present in person or represented by proxy at the Meeting and, for voting purposes, abstentions will be counted as "no" votes and "broker non-votes" will not be counted.

     This Proxy Statement and the accompanying proxy are dated and are first being sent to shareholders on or about March 18, 1998. Shares of Common Stock represented by proxies that are properly executed and received in time for the Meeting will be voted in accordance with the shareholders' specifications. In the absence of specific instructions, executed proxies received in response to this solicitation will be voted for the election of the persons listed herein as directors, for the Corporation proposals described herein and against the shareholder proposal described herein. Should any other matters properly come before the Meeting, the persons named as proxies will, unless otherwise specified in the proxy, vote upon such matters according to their discretion. A proxy may be revoked at any time prior to its exercise by written notice to the Assistant Corporate Secretary of the Corporation, by executing and delivering a proxy bearing a later date, or by attending the Meeting and voting in person.

     The voting list will be available for inspection by shareholders of the Corporation at least ten days prior to the Meeting at the office of the Corporation located at 1503 Pennsylvania Avenue, N.W., Washington, D.C. 20005.

     The Annual Report to Shareholders, including financial statements for the year ended December 31, 1997, is enclosed with this Proxy Statement.

                             ELECTION OF DIRECTORS

     At the Meeting, nine (9) directors (which will constitute the entire Board after the Meeting) are to be elected to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified. The shares of Common Stock represented by properly executed proxies will be voted for the nominees named below unless otherwise specified on the proxy. It is not contemplated that any of the nominees will become unavailable to serve, but if that should occur before the Meeting, proxies that do not withhold authority to vote for directors may be voted for another nominee or nominees selected by the Board unless the Board votes to reduce the size of the Board to the actual number of nominees. In no event may the proxies be voted for a greater number of persons than the number of nominees named.

NOMINEES FOR DIRECTOR

     The following table sets forth (i) the name and age of each nominee, (ii) the year during which each nominee first became a director of the Corporation,
(iii) the principal occupation and business experience of the nominee during the past five years, including all positions and offices with the Corporation, (iv) other directorships of companies and organizations held by the nominee and (v) the number of shares of Common Stock beneficially owned by each nominee as of January 31, 1998. All nominees are currently directors of the Corporation. The table has been prepared from information obtained from the nominees.

                                                                            COMMON STOCK
                                                                         BENEFICIALLY OWNED
                                                                         JANUARY 31, 1998,
NAME, AGE AND YEAR       PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE       AND PERCENTAGE OF
BECAME A DIRECTOR         IN LAST FIVE YEARS, OTHER DIRECTORSHIPS             CLASS(1)
------------------       -----------------------------------------       ------------------
JOE L. ALLBRITTON   Chairman of the Board and Chief Executive Officer        12,291,126(2)
Age 73              of the Corporation; Chairman of the Board and Chief            36.8%
1981                Executive Officer, Riggs Bank N.A. (a subsidiary of
                    the Corporation); Chairman, Riggs & Co. (a division
                    of Riggs Bank N.A.); Chairman of the Board, Riggs
                    Bank Europe Limited (an indirect subsidiary of the
                    Corporation); Chairman of the Board, Riggs Asia
                    Limited (an indirect subsidiary of the
                    Corporation); Chairman of the Board and owner,
                    Perpetual Corporation, which owns Allbritton
                    Communications Company (owner of television
                    stations) and Allnewsco, Inc. (news programming
                    service); Chairman of the Board and owner,
                    Westfield News Advertiser, Inc. (owner of a
                    television station and newspapers); Chairman of the
                    Board and owner, University Bancshares, Inc. (a
                    Texas bank holding company) (1975-1997); President
                    and Trustee, The Allbritton Foundation; Trustee,
                    National Geographic Society.

                                                                            COMMON STOCK
                                                                         BENEFICIALLY OWNED
                                                                         JANUARY 31, 1998,
NAME, AGE AND YEAR       PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE       AND PERCENTAGE OF
BECAME A DIRECTOR         IN LAST FIVE YEARS, OTHER DIRECTORSHIPS             CLASS(1)
------------------       -----------------------------------------       ------------------
ROBERT L.           Director, Riggs Bank Europe Limited (an indirect          1,011,526(3)
ALLBRITTON          subsidiary of the Corporation); Director, Executive             3.0%
Age 28              Vice President and Chief Operating Officer,
1994                Allbritton Communications Company (owner of
                    television stations); Director, Perpetual
                    Corporation (owner of Allbritton Communications
                    Company and Allnewsco, Inc.); Director, Allnewsco,
                    Inc. (news programming service); Director,
                    University Bancshares, Inc. (a Texas bank holding
                    company) (1992-1997); Trustee and Vice President,
                    The Allbritton Foundation; Director and President,
                    Harrisburg Television, Inc. (owner of a television
                    station); Director and Vice President, Allbritton
                    Group, Inc. (a television broadcasting holding
                    company); Director and President, Allfinco, Inc. (a
                    subsidiary of Allbritton Communications Company);
                    Director, Allbritton News Bureau, Inc. (news
                    production equipment); Director and Vice President,
                    TV Alabama, Inc. (owner of television stations);
                    Director and Vice President, Allbritton
                    Jacksonville, Inc. (owner of television stations).
TIMOTHY C.          President of the Corporation; Director, Riggs               102,521(4)
COUGHLIN            Investment Management Corporation (an indirect
Age 55              subsidiary of the Corporation); Director, Riggs
1988                Asia Limited (an indirect subsidiary of the
                    Corporation); Vice Chairman of the Board, Riggs
                    Bank N.A. (1996); Chairman, British American
                    Business Association; Treasurer, The Bankers
                    Roundtable; Trustee, Federal City Council; Trustee,
                    Greater Washington Research Center ; Member, D.C.
                    Tax Revision Commission; Chairman, Boys and Girls
                    Clubs of Greater Washington; Chairman, The Paul
                    Berry Academic Scholarship Foundation, Inc.;
                    Trustee, Corcoran Gallery of Art.
JOHN M. FAHEY, JR.  President and Chief Executive Officer (effective              1,000
Age 46              March 1, 1998), National Geographic Society;
1997                Executive Vice President and Chief Operating
                    Officer, National Geographic Society (1997-1998);
                    President and Chief Executive Officer, National
                    Geographic Ventures (1996-1997); Chairman,
                    President and Chief Executive Officer, Time Life,
                    Inc. (a subsidiary of Time Warner, Inc.)
                    (1989-1995).

                                                                            COMMON STOCK
                                                                         BENEFICIALLY OWNED
                                                                         JANUARY 31, 1998,
NAME, AGE AND YEAR       PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE       AND PERCENTAGE OF
BECAME A DIRECTOR         IN LAST FIVE YEARS, OTHER DIRECTORSHIPS             CLASS(1)
------------------       -----------------------------------------       ------------------
LAWRENCE I. HEBERT  Director, Riggs Investment Management Corporation            11,000(6)
Age 51              (an indirect subsidiary of the Corporation);
1988                Director, Riggs Bank Europe Limited (an indirect
                    subsidiary of the Corporation); President and
                    Director, Perpetual Corporation (owner of
                    Allbritton Communications Company and Allnewsco,
                    Inc.); Vice Chairman, President and Director,
                    Allbritton Communications Company (owner of
                    television stations); Director, Allnewsco, Inc.
                    (news programming service); President, Westfield
                    News Advertiser, Inc. (owner of a television
                    station and newspapers); Vice President, University
                    Bancshares, Inc. (a Texas bank holding company)
                    (1975-1997); Trustee, The Allbritton Foundation;
                    Director, Allied Capital Corporation (an investment
                    company).
STEVEN B. PFEIFFER  Director, Riggs Bank Europe Limited (an indirect              8,849
Age 51              subsidiary of the Corporation); Partner and Head of
1989                the International Department, Fulbright & Jaworski
                    L.L.P. (law firm); Chairman Emeritus of the Board
                    of Trustees, Wesleyan University (Connecticut).(5)
ROBERT L. SLOAN     Vice Chairman of the Board of the Corporation;               11,536(7)
Age 51              Chief Executive Officer, Sibley Memorial Hospital,
1993                Washington, D.C.; Former Chairman, District of
                    Columbia Hospital Association; Former Chairman,
                    Potomac Home Health Care Agency; Trustee and former
                    Chairman, Community of Hope, Inc.; President,
                    Tri-State Hospital Association.
JACK VALENTI        Chairman and Chief Executive Officer, Motion                  7,317(8)
Age 76              Picture Association of America, Inc.; Director,
1986                American Film Institute.
EDDIE N. WILLIAMS   President and Chief Executive Officer, Joint Center           3,280(9)
Age 65              for Political and Economic Studies; Director,
1993                Harrah's Entertainment Corporation; Director,
                    Harrah's Jazz Finance Corporation; Director, Blue
                    Cross/Blue Shield of the National Capital Area;
                    Director, Care First, Inc.

---------------
(1) Beneficial ownership, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, includes sole or shared power to vote or direct the voting of, or to dispose or direct the disposition of, shares as well as the right to acquire beneficial ownership within 60 days of January 31, 1998, through the exercise of an option or otherwise. Unless otherwise indicated, the listed persons have sole voting power and sole investment power with respect to the shares of Common Stock set forth in the table and own less than 1% of the shares outstanding.

(2) Included in this total are exercisable options to purchase 2,354,000 shares of the Corporation's Common Stock held by Joe L. Allbritton as of January 31, 1998. For a more complete description of Joe L. Allbritton's beneficial ownership of the Corporation's Common Stock, please see "Beneficial Ownership of Corporation Stock," Note 2, page 6.

(3) Under the federal securities laws, Robert L. Allbritton may be deemed to share voting and investment power with regard to 1,011,126 shares owned by charitable foundations of which Robert L. Allbritton, his father Joe L. Allbritton and his mother Barbara B. Allbritton are the trustees (the "Foundations").

(4) Included in this total are exercisable options to purchase 92,500 shares of the Corporation's Common Stock held by Mr. Coughlin as of January 31, 1998.

(5) Mr. Pfeiffer is a partner in the law firm of Fulbright & Jaworski L.L.P. This law firm performed legal services for the Corporation during 1997 and is expected to perform legal services for the Corporation in 1998.

(6) Mr. Hebert is a voting trustee of The Allbritton Foundation, which owns 611,126 shares of the Corporation's Common Stock.

(7) Included in this total are 4,222 shares of Phantom Stock (see "Director Compensation," below).

(8) Included in this total are 4,511 shares of Phantom Stock (see "Director Compensation," below).

(9) Included in this total are 280 shares of Phantom Stock (see "Director Compensation," below).

BOARD AND COMMITTEE MEETINGS

     The Board has an Executive Committee, an Audit Committee and a Compensation Committee. It does not have a standing Nominating Committee. Directors of the Corporation are nominated by the full Board.

     The Executive Committee exercises the power of the Board between meetings of the Board and such other powers as the Board may delegate. The Executive Committee did not meet during 1997. The committee members during 1997 were directors Joe L. Allbritton, Barbara B. Allbritton, Frederick L. Bollerer, Timothy C. Coughlin, Ronald E. Cuneo, James E. Fitzgerald, Heather S. Foley, Lawrence I. Hebert, Timothy A. Lex and Robert L. Sloan. Following the reduction in the number of directors in May 1997, the Executive Committee consisted of Joe
L. Allbritton, Timothy C. Coughlin, Lawrence I. Hebert and Robert L. Sloan.

     The Audit Committee reviews the audit and examination reports of the internal auditors, independent public accountants and federal bank examiners as they relate to the Corporation and its subsidiaries. The Audit Committee held four meetings in 1997. The committee members during 1997 were directors Calvin Cafritz, Michela A. English, John M. Fahey, Jr., James E. Fitzgerald, David J. Gladstone, Steven B. Pfeiffer and Robert L. Sloan. Following the reduction in the number of directors in May 1997, the Audit Committee consisted of John M. Fahey, Jr., Steven B. Pfeiffer and Robert L. Sloan.

     The Compensation Committee assists the Board in fulfilling its responsibilities related to compensation and benefits. The Compensation Committee met three times in 1997. The committee members during 1997 were directors Charles A. Camalier, III, Ronald E. Cuneo, Michela A. English, James
E. Fitzgerald, Michael J. Jackson, Robert L. Sloan, Jack Valenti and Eddie N. Williams. Following the reduction in the number of directors in May 1997, the Compensation Committee consisted of Robert L. Sloan, Jack Valenti and Eddie N. Williams. For a discussion of fiscal year 1997 compensation programs, see "1997 Compensation," found under "Compensation Committee Report to Shareholders," pages 12-13.

     The Board held seven meetings in 1997, and the various Committees of the Board, including those listed above, met a total of 17 times. Of the directors serving during 1997, director Jack Valenti attended fewer than 75% of the aggregate of the total number of meetings of the Board and of the committees on which he served during 1997.

SECTION 16(a) COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and rules promulgated under it require that certain officers, directors and beneficial owners of the Corporation's equity securities ("insiders") file various reports with the Securities and Exchange Commission ("SEC"). Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that all required forms were filed, the Corporation believes that all of the Corporation's insiders have timely filed the reports under
Section 16(a) required to be filed for 1997.

DIRECTOR COMPENSATION

     Directors of the Corporation who are not officers currently receive a retainer fee of $24,000 per year. Directors receive an additional retainer fee of $3,000 for membership on committees, and the Chairmen of the committees receive an additional retainer fee of $5,000 per year, except for the Chairman of the Audit Committee, who receives an additional retainer fee of $25,000 per year. Officers of the Corporation who are directors do not receive compensation in addition to their compensation as officers for attending Board or committee meetings of the Corporation. In April 1994, a Deferred Compensation Plan was adopted to allow non-employee directors of the Corporation to defer receipt of all or a portion of director's fees to a specified date or termination of service as a director. Under the plan, directors may elect to defer all fees and to have such deferred amounts treated as having been invested in cash, shares of the Corporation's Common Stock (the deferred stock is known as "Phantom Stock"), and/or a combination of cash and shares. Deferred fees treated as invested in cash are credited with interest at the rate paid by Riggs Bank N.A. on certificates of deposit with a one-year maturity. Dividends on Phantom Stock are reinvested in additional shares of Phantom Stock. Shares of Phantom Stock acquired under the plan are priced at the closing market price of such shares on the date on which fee payment is deferred.

     On July 9, 1997, a 1997 Non-Employee Directors Stock Option Plan (the "1997 Plan") was adopted, subject to shareholder approval. Under the 1997 Plan, the Board may grant options to purchase common stock of the Corporation to non-employee directors of the Corporation and the non-employee directors of its subsidiaries. The amount, timing and terms of such grants will be based on such considerations as the Board may consider appropriate, subject to the provisions of the 1997 Plan. The maximum number of shares that may be issued under the 1997 Plan is 350,000 shares of common stock. On July 9, 1997, a total of 307,500 shares of Common Stock of the Corporation were granted to a total of 17 non-employee directors, subject to shareholder approval of the 1997 Plan.

                   BENEFICIAL OWNERSHIP OF CORPORATION STOCK

     The following table sets forth information, as of January 31, 1998, concerning (a) each person known by the Corporation to own beneficially more than 5% of the Common Stock, (b) each of the executive officers named in the Summary Compensation Table and (c) executive officers and directors (including nominees) of the Corporation and executive officers of Riggs Bank N.A. as a group:

                                                           AMOUNT AND
                                                           NATURE OF
                                                           BENEFICIAL              PERCENT OF
         BENEFICIAL OWNERS OF COMMON STOCK                OWNERSHIP(1)               CLASS
         ---------------------------------                ------------             ----------
Joe L. Allbritton..................................        12,291,126(2)             36.8%
  Riggs National Corporation
  1503 Pennsylvania Avenue, N.W.
  Washington, D.C. 20005
Barbara B. Allbritton..............................         2,342,858(3)              7.0%
  Riggs National Corporation
  1503 Pennsylvania Avenue, N.W.
  Washington, D.C. 20005
Timothy C. Coughlin................................           102,521(4)
Timothy A. Lex.....................................            42,167(5)
John L. Davis......................................            52,167(6)
Joseph W. Barr.....................................            31,833(7)
Frederick L. Bollerer..............................               400
All executive officers and directors (including
  nominees) of the Corporation as a group (19
  persons).........................................        12,676,986(8)             38.0%

---------------
(1) Beneficial ownership, as determined in accordance with Rule 13d-3 under the Securities and Exchange Act of 1934, includes sole or shared power to vote, or direct the disposition of, shares as well as the right to acquire beneficial ownership within 60 days of January 31, 1998, through the exercise of an option or otherwise. Except where noted, the listed persons have sole voting power and sole investment power with respect to the shares of Common Stock set forth in the table and own less than 1% of the shares outstanding.

(2) Joe L. Allbritton has sole voting and investment power with regard to 8,926,000 of these shares. Pursuant to the federal securities laws, included among these 8,926,000 shares are 675,511 shares owned by Allwin, Inc., which is wholly owned by Mr. Allbritton. Also included, pursuant to federal securities laws, are 1,011,126 shares owned by the Foundations as to which Mr. Allbritton, as a trustee, shares voting and investment power as described in Note 3, page 4. In addition, 1,330,000 shares are beneficially owned by

    Barbara B. Allbritton as to which Joe L. Allbritton shares voting and investment power as described in Note 3, below. He disclaims beneficial ownership of an additional 1,732 shares owned by Barbara B. Allbritton.

    This amount includes 2,354,000 exercisable options of the Corporation's Common Stock held by Joe L. Allbritton as of January 31, 1998.

    The shares of Common Stock owned directly by Joe L. Allbritton are pledged to secure a loan with a commercial bank. Should an event of default set forth in the related loan agreement (which contains standard default provisions) occur, the lending bank may be able to sell or transfer the shares depending on the circumstances. In the absence of such an event of default, he retains the right to receive the dividends and the power to vote the shares. For a more complete description of the loan, including default provisions, see the Schedule 13d and amendments thereto filed by Joe L. Allbritton with the SEC.

(3) Barbara B. Allbritton has sole voting and investment power with regard to 1,732 of these shares and shares voting and investment power with Joe L. Allbritton as to 1,330,000 shares, with respect to which she has granted to him an irrevocable proxy to vote such shares and has agreed not to sell such shares free of the proxy except in limited market transactions. Also included, pursuant to the federal securities laws, are 1,011,126 shares owned by the Foundations as to which Mrs. Allbritton, as a trustee, shares voting and investment power as described in Note 3, page 4. Mrs. Allbritton disclaims beneficial ownership of 8,926,000 shares beneficially owned by Joe
    L. Allbritton as described in Note 2, page 6.

(4) See Note 4, page 4.

(5) This amount includes exercisable options to purchase 41,167 shares of the Corporation's Common Stock held by Mr. Lex as of January 31, 1998.

(6) This amount includes exercisable options to purchase 50,667 shares of the Corporation's Common Stock held by Mr. Davis as of January 31, 1998.

(7) This amount includes exercisable options to purchase 30,333 shares of the Corporation's Common Stock held by Mr. Barr as of January 31, 1998.

(8) Of the 12,676,986 shares which are beneficially held by the executive officers and directors (including nominees) of the Corporation, 2,662,167 are options which have vested and are exercisable and 9,014 are shares of Phantom Stock.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The annual and other compensation paid by the Corporation and Riggs Bank N.A. for 1997, 1996 and 1995 to the Chief Executive Officer and each of the four most highly compensated executive officers of the Corporation (and one executive officer who departed during 1997), including certain officers of Riggs Bank N.A., and the capacities in which they are currently serving, are set forth below:

SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                          COMPENSATION
                                            ANNUAL COMPENSATION              AWARDS
                                    -----------------------------------   ------------
            (a)              (b)      (c)        (d)           (e)            (f)            (g)
                                                              OTHER        SECURITIES
                                                              ANNUAL       UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR    SALARY     BONUS      COMPENSATION     OPTIONS      COMPENSATION
---------------------------  ----   --------   --------    ------------   ------------   ------------
Joe L. Allbritton.........   1997   $380,000   $  --   (1)   $   436         500,000       $225,050(1)
  Chairman of the Board      1996    380,000      --             713       1,224,000        183,031
  and Chief Executive        1995    380,000    570,000          553         300,000        129,400
  Officer of the
  Corporation; Chairman of
  the Board and Chief
  Executive Officer of
  Riggs Bank N.A.
Timothy C. Coughlin.......   1997    300,000    141,000(2)     1,769          25,000          6,155(2)
  President of the           1996    300,000    120,000       --              25,000          6,314
  Corporation                1995    300,000    150,000       --              15,000          1,580
Timothy A. Lex............   1997    200,000     94,000(3)     3,694          25,000          5,983(3)
  Executive Vice President   1996    197,115     80,000       --              35,000          5,483
  and Chief Operating        1995    164,200     31,316      129,426(3)       10,000         76,228
  Officer of Riggs Bank
  N.A.
John L. Davis.............   1997    185,000     87,000(4)    --              10,000          6,690(4)
  Chief Financial Officer    1996    179,615     64,750       --              20,000          6,573
  of the Corporation;        1995    164,231     38,466       --              25,000          1,305
  Executive Vice President
  and Chief Financial
  Officer of Riggs Bank
  N.A.
Joseph W. Barr............   1997    175,000     54,000(5)    --              10,000          5,985(5)
  Executive Vice             1996    165,000     47,025       --              10,000          2,008
     President............
  of Riggs Bank N.A.         1995    152,885     27,392       --              20,000          1,831
Frederick L. Bollerer.....   1997    245,769          0       --                   0          7,515(6)
  Former President           1996    300,000     90,000        5,432          10,000          7,330
  of Riggs Bank N.A.         1995    300,000    300,000       --              30,000          2,623

---------------
(1) Mr. Allbritton requested that the Board not include him in the 1996 and 1997 Bonus Plans. See "1997 Compensation. The Chairman and Chief Executive Officer of Riggs National Corporation," found under "Compensation Committee Report to Shareholders," page 12, for additional comments.

    Of the $225,050 of "All Other Compensation" reported for Mr. Allbritton in column (g) for 1997, $55,370 represents the economic benefit attributable to group term life insurance coverage and the Split Dollar Life Insurance Plan applicable to certain key employees of the Corporation and its subsidiaries, and $169,680 is attributable to director's fees for services rendered as Chairman of the Board of Riggs Bank Europe Limited. Mr. Allbritton received director's fees of $117,263 and $71,145 in 1996 and 1995, respectively, for services rendered as the Chairman of the Board of Riggs Bank Europe Limited.

(2) Timothy C. Coughlin was awarded a bonus amount of 47% of base salary based on his contribution to the Corporation's exceeding its performance goal in 1997. For a discussion of the payment of incentives based on the Corporation's 1997 performance, see "1997 Compensation. Other Executive Officers," found under "Compensation Committee Report to Shareholders," page 12.

    Of the $6,155 of "All Other Compensation" reported in column (g) for 1997, $1,355 represents the economic benefit attributable to the Split Dollar Life Insurance Plan and $4,800 is attributable to matching contributions to the Riggs Bank N.A. Employees' Savings Plan account of Mr. Coughlin.

(3) Timothy A. Lex was awarded a bonus amount of 47% of base salary based on his contribution to the Corporation's exceeding its performance goal in 1997. For a discussion of the payment of incentives based on the Corporation's 1997 performance, see "1997 Compensation. Other Executive Officers," found under "Compensation Committee Report to Shareholders," page 12.

    Of the $5,983 of "All Other Compensation" reported for Mr. Lex in column (g) for 1997, $1,183 represents the economic benefit attributable to group term life insurance coverage and the Split Dollar Life Insurance Plan, and $4,800 is attributable to matching contributions to the Riggs Bank N.A. Employees' Savings Plan account of Mr. Lex.

    Of the $129,426 of "Other Annual Compensation" reported for Timothy A. Lex in column (e) for 1995, $129,378 (99.96%) represents overseas cost-of-living adjustments, tax gross-ups and other payments to Mr. Lex to provide him with equivalent compensation and living expenses while posted with Riggs Bank N.A.'s London operation.

(4) John L. Davis was awarded a bonus amount of 47% of base salary based on his contribution to the Corporation's exceeding its performance goal in 1997. For a discussion of the payment of incentives based on the Corporation's 1997 performance, see "1997 Compensation. Other Executive Officers," found under "Compensation Committee Report to Shareholders," page 12.

    Of the $6,690 of "All Other Compensation" reported for John L. Davis in column (g) for 1997, $1,890 represents the economic benefit attributable to group term life insurance coverage and the Split Dollar Life Insurance Plan, and $4,800 is attributable to matching contributions to the Riggs Bank N.A. Employees' Savings Plan account of Mr. Davis.

(5) Joseph W. Barr was awarded a bonus amount of 31% of base salary based on his contribution to the Corporation's exceeding its performance goal in 1997. For a discussion of the payment of incentives based on 1997 performance, see "1997 Compensation. Other Executive Officers," found under "Compensation Committee Report to Shareholders," page 12.

    Of the $5,985 of "All Other Compensation" reported for Mr. Barr in column
    (g) for 1997, $1,995 represents the economic benefit attributable to group term life insurance coverage and the Split Dollar Life Insurance Plan, and $3,990 is attributable to matching contributions to the Riggs Bank N.A. Employees' Savings Plan account of Mr. Barr.

(6) Of the $7,515 of "All Other Compensation" reported for Mr. Bollerer in column (g) for 1997, $2,715 represents the economic benefit attributable to group term life insurance coverage and the Split Dollar Life Insurance Plan, and $4,800 is attributable to matching contributions to the Riggs Bank N.A. Employees' Savings Plan account of Mr. Bollerer.

STOCK OPTION GRANTS IN 1997

                   (a)                         (b)          (c)         (d)         (e)           (f)
                                            NUMBER OF    % OF TOTAL
                                            SECURITIES    OPTIONS
                                            UNDERLYING   GRANTED TO                           GRANT DATE
                                             OPTIONS     EMPLOYEES    EXERCISE   EXPIRATION     PRESENT
                   NAME                      GRANTED      IN 1997      PRICE        DATE      VALUE($)(1)
                   ----                     ----------   ----------   --------   ----------   -----------
Joe L. Allbritton(2)......................    500,000      46.4%       $20.50      7/9/07     $4,482,500
Timothy C. Coughlin(3)....................     25,000        2.3        19.75      4/9/07        215,475
Timothy A. Lex(3).........................     25,000        2.3        19.75      4/9/07        215,475
John L. Davis(3)..........................     10,000        0.9        19.75      4/9/07         86,190
Joseph W. Barr(3).........................     10,000        0.9        19.75      4/9/07         86,190
Frederick L. Bollerer(3)..................     --          --           --          --            --

---------------
(1) The grant date present value estimate reflected in the above table has been developed solely for purposes of comparative disclosure in accordance with the rules and regulations of the SEC, and does not necessarily reflect the Corporation's view of the appropriate value or methodology for the purposes of financial reporting. This hypothetical value, determined by the Black-Scholes model, is based on the following assumptions:

       - Exercise price is equal to the closing market price on the day of grant;

       - The annual dividend rate is 1.0126% for options maturing April 9, 2007, and 0.9756% for options maturing July 9, 2007;

       - Price volatility is based on weekly data for the preceding one-year period;

       - The risk-free rate is 5.80% for options maturing April 9, 2007, and 5.74% for options maturing July 9, 2007, for the expected term of the options with a yield of comparable maturing Treasury securities; and

       - There is a 14% discount for forfeiture of unexercised shares.

    These assumptions are based upon historical experience and are not a forecast of future stock price performance or volatility or of future dividend policy.

    There is no assurance that the value received by an executive will be at or near the value estimated by the Black-Scholes model. The actual value of options will depend on the market value of the Corporation's Common Stock on the dates upon which the options are exercised. No realization of value from the options is possible without an increase in the price of the Corporation's Common Stock, which would benefit all shareholders.

(2) On July 9, 1997 (the "July Grant Date"), certain non-employee directors recommended, and the Board approved, a stock option grant to the Chairman and Chief Executive Officer. Mr. Allbritton was awarded the option to purchase 500,000 shares of the Corporation's Common Stock. Pursuant to the Corporation's 1996 Stock Option Plan, as approved by shareholders, the option was granted at a price equal to the closing price of such stock on the July Grant Date. The option vests and becomes exercisable as follows:
    (1) upon achievement of specific and aggressive stock performance criteria or (2) upon a "change of control" of the Corporation, as defined in the Corporation's 1996 Stock Option Plan.

(3) On April 9, 1997 (the "April Grant Date"), the Compensation Committee recommended, and the Board approved, stock option grants to senior executive officers. Messrs. Coughlin, Lex, Davis and Barr were awarded options to purchase 25,000, 25,000, 10,000 and 10,000 shares, respectively, of the Corporation's Common Stock. Pursuant to the Corporation's 1994 Stock Option Plan, as approved by shareholders, the options were granted at a price equal to the closing price of such stock on the April Grant Date. These options vest and become exercisable as follows: (1) one-third equally over three years on the respective grant date anniversaries or (2) upon a "change of control" of the Corporation, as defined in the Corporation's 1994 Stock Option Plan.

STOCK OPTION EXERCISES IN 1997/FY-END OPTION VALUES

            (a)                  (b)          (c)              (d)                     (e)
                                                       NUMBER OF SECURITIES          VALUE OF
                                                            UNDERLYING             UNEXERCISED
                                                           UNEXERCISED             IN-THE-MONEY
                               SHARES                   OPTIONS AT FY-END        OPTIONS, FY-END
                             ACQUIRED ON     VALUE         EXERCISABLE/            EXERCISABLE/
           NAME               EXERCISE     REALIZED       UNEXERCISABLE           UNEXERCISABLE
           ----              -----------   ---------   --------------------  ------------------------
Joe L. Allbritton..........     --            --        2,104,000 / 350,000  $29,977,600 / $3,218,250
Timothy C. Coughlin........     --            --           57,500 /  32,500      960,313 /    289,688
Timothy A. Lex.............     --            --           41,167 /  38,833      655,693 /    390,557
John L. Davis..............     --            --           50,667 /  24,333      847,006 /    301,119
Joseph W. Barr.............     --            --           30,333 /  19,667      507,869 /    228,381
Frederick L. Bollerer......    135,000     1,644,375            0 /       0           0  /          0

RETIREMENT BENEFITS

     Senior officers of the Corporation and its subsidiaries are eligible to receive pension benefits under the Riggs Bank N.A. Amended Pension Plan. Effective December 31, 1995, the benefit formula for determining the pension benefit payable under the plan is 1% times the officer's average compensation for each year of service up to a maximum of 30 years. However, if a greater benefit would result under plan provisions in effect prior to December 31, 1995, based on average compensation and years of service prior to December 31, 1995, an officer's pension benefit payable under the plan is protected at that level.

     Average compensation is limited by the Riggs Bank N.A. Amended Pension Plan to base salary. In accordance with applicable tax code provisions, base salary has been limited since 1989. Base salary was limited to $160,000 for 1997. Applying the formula, the estimated annual pension benefit for each of the highest paid executive officers, assuming each retired as of his normal age (or his current age if later), is as follows: Mr. Allbritton $96,227; Mr. Coughlin $50,529; Mr. Lex $46,950; Mr. Davis $20,436; and Mr. Barr $31,245. Mr. Bollerer
is not eligible for a pension benefit based on his departure effective October 15, 1997.

     The Corporation also has a Supplemental Executive Retirement Plan, which provides supplemental retirement income to certain key employees of the Corporation and its subsidiaries at the level of senior vice president and above. The Compensation Committee determines the terms and conditions under which the employee participates and becomes vested in the benefits of the plan, including accelerating the vesting of benefits to any participant. Under parameters adopted by the Compensation Committee, the level of benefits is based on the participant's functional responsibility. Upon the latter of a participant's termination of employment with vested benefits or attainment of age 62, the participant will begin receiving the vested portion of the supplemental retirement benefit, payable for the life of the participant, but for no more than 15 years. In the case of the death of a participant while employed, the participant's beneficiary will receive the supplemental benefit for 15 years. Based on the parameters set by the Compensation Committee, the annual benefit payable to each of Messrs. Allbritton and Coughlin would be $40,000. The annual benefit payable to Messrs. Lex, Davis, and Barr would be $25,000, $15,000 and $15,000 respectively. The annual benefit payable to Mr. Bollerer is $40,000.

                          TRANSACTIONS WITH MANAGEMENT

INDEBTEDNESS OF DIRECTORS, NOMINEES FOR DIRECTORS, EXECUTIVE OFFICERS AND RELATED PERSONS

     The Corporation's banking subsidiaries have had, and are expected to have in the future, banking transactions in the ordinary course of their business with directors of Riggs Bank N.A. and Riggs Bank Europe Limited and their associates (primarily the businesses with which they are associated), and directors and executive officers of the Corporation and their associates, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of management, these transactions did not, at the time they were entered into, involve more than the normal risk of collectability or present other unfavorable features.

OTHER

     During 1997 and 1996, the Corporation purchased equipment and software from Wang Federal, Inc. Ronald E. Cuneo (a member of the Board during 1996 and part of 1997) was President of Wang Federal, Inc. at the time of purchase. Total expenditures equaled $1.0 million in 1996 and $1.3 million in 1997.

                 COMPENSATION COMMITTEE REPORT TO SHAREHOLDERS

GENERAL

     The Compensation Committee of the Corporation is responsible for:

        - reviewing the overall salary administration program for the Corporation and Riggs Bank N.A. and its subsidiaries (the "Riggs Group");

        - reviewing and making recommendations to the Board concerning annual salary and bonus programs for the Riggs Group;

        - reviewing and making recommendations to the Board concerning compensation and benefits of executive officers of the Riggs Group; and

        - reviewing the Riggs Group's benefit plans, considering any new benefits that significantly modify the existing plans and recommending to the Board any changes requiring Board approval.

     In 1997, the Compensation Committee approved a compensation framework for executive officers in which executives' pay was directly linked to the financial success of the bank. Specifically, the 1997 compensation framework consisted of:
(1) paying competitive market rates of base pay; (2) rewarding financial performance of the Corporation through an annual bonus plan based on aggressive goals for return on average assets ("ROA"), net income, and fee income and (3) granting competitive stock options to key employees of the Corporation as an incentive to further the long-term growth and success of the Corporation.

1997 COMPENSATION

     THE CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF RIGGS NATIONAL
CORPORATION. Joe L. Allbritton continued to serve as Chairman of the Board and Chief Executive Officer of the Corporation throughout 1997, during which the Corporation substantially improved its financial position. Under the Chairman's leadership, the Corporation earned $50.9 million in net income and exceeded its ROA and fee income goals.

     In 1997, Mr. Allbritton continued to voluntarily maintain his base salary at the same level he has received since 1992. Per his request of the Board, Mr. Allbritton was not included in the Corporation's 1997 Bonus Plan and, therefore, was not paid a bonus.

     In July 1997, Mr. Allbritton was granted the option to purchase 500,000 shares of the Corporation's Common Stock at a price of $20.50 per share upon the recommendation of certain non-employee directors of the Corporation. The option vests and becomes exercisable upon the Corporation's achievement of specific and aggressive stock performance criteria or upon a "change of control" of the Corporation as defined in the Corporation's 1996 Stock Option Plan. This option was granted to Mr. Allbritton in recognition of his personal role in the Corporation's outstanding financial success and the Board's high regard for him and his contributions to the Corporation.

     OTHER EXECUTIVE OFFICERS. The Compensation Committee established a performance-based bonus plan for executive officers in 1997 under which bonuses were paid to eligible officers based on both the Corporation's achievement of specified targets for 1997 ROA, net income, fee income and the executive's performance. The Corporation used a systematic evaluation approach to appraise all officer performance, including that of the senior officers.

     Additionally, stock option grants were made in 1997 based on corporate and individual performance in 1997. See "Stock Option Grants in 1997," page 10, for a description of the stock options granted to executive officers.

1998 COMPENSATION

     The Board has approved a performance-based incentive plan for executive officers in 1998.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Internal Revenue Code Section 162(m) does not permit the Corporation to deduct certain non-performance-based compensation in excess of $1 million per taxable year paid to the Chief Executive Officer or the four most highly compensated employees named in the Proxy Statement.

     For 1997, all compensation earned by the Corporation's five highest paid officers was completely deductible. When applicable, the Compensation Committee will review the adoption of a policy regarding Section 162(m).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of the below-named three directors, none of whom are present or former officers or employees of the Corporation or any of its subsidiaries. No executive officer of the Corporation serves as an officer, director, or member of a compensation committee of any entity whose executive officer served on the Compensation Committee or as a director of the Corporation. During fiscal year 1997, Compensation Committee member Robert L. Sloan, or his associates, had an outstanding loan with a lending subsidiary of the Corporation on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of management, this transaction did not, at the time it was entered into, involve more than the normal risk of collectability or present other unfavorable features.

                                          Respectfully Submitted,

                                          Riggs National Corporation
                                          Compensation Committee

                                          Jack Valenti, Chairman
                                          Robert L. Sloan
                                          Eddie N. Williams

                            STOCK PERFORMANCE CHART

     The following graph shows the performance of the Corporation's Common Stock over the past five fiscal years as compared to the NASDAQ Market Value Index and the Middle Atlantic Banks Index.

                              [PERFORMANCE CHART]

                                                       Riggs             Middle            NASDAQ
               Measurement Period                     National          Atlantic          National
             (Fiscal Year Covered)                  Corporation          Banks             Market
1992                                                        100.00            100.00            100.00
1993                                                         85.19            116.30            114.80
1994                                                         82.72            113.06            112.21
1995                                                        128.40            180.94            158.70
1996                                                        172.30            259.66            195.19
1997                                                        271.08            369.03            239.53

---------------
(1) A list of the banks included in the Middle Atlantic Banks Index is available to shareholders, at no charge, by writing to Mary B. LeMont, Assistant Corporate Secretary, Riggs National Corporation, 800 17th Street, N.W., 7th Floor, Washington, D.C. 20006.

                             CORPORATION PROPOSALS

AMENDMENTS TO THE 1993, 1994 AND 1996 STOCK OPTION PLANS

     On January 21, 1998, the Board approved and adopted amendments to the Corporation's 1993, 1994 and 1996 Stock Option Plans (collectively, the "Plans"), subject to shareholder approval. The modifications address certain administrative provisions contained in all three Plans.

     Each of the Plans as proposed to be amended generally has the same terms and conditions with respect to its operation and administration. Key employees of the Corporation and/or of a subsidiary of the Corporation, including directors who are officers, are eligible to receive option grants. The Corporation estimates the number of key employees eligible to participate is
180. The options granted under the Plans are either incentive options (within the meaning of Section 422 of the Internal Revenue Code) or nonqualified options. The exercise price per share for the shares subject to options will be not less than the fair market value of the Common Stock on the date of grant. However, the exercise price per share for shares subject to an incentive stock option granted to an individual, who on the date of grant owns more than 10% of the total combined voting power of all classes of stock of the Corporation (or a subsidiary corporation), will be not less than 110% of the fair market value of the Common Stock on the date of grant. The maximum term of options under the Plans is 10 years. Vested options generally may be exercised no later than three months after the optionee terminates employment provided that if the termination of employment is due to death or disability, the options become fully vested and may be exercised until the earlier of the expiration date of the option or one year after termination of employment. The Board may amend or terminate each of the Plans with respect to future grants of options provided that shareholder approval is required for any amendment that increases the aggregate number of shares available, changes the class of eligible persons or extends the term of any of the Plans.

     An optionee will not be taxed when an option is granted under the Plans. When an optionee exercises a nonqualified option, the optionee generally will have compensation income equal to the amount by which the then fair market value of the stock exceeds the option exercise price. The Corporation generally will receive a deduction equal to the amount of compensation income recognized by the optionee. An optionee holding an incentive stock option who complies with the applicable holding periods before disposing of the stock acquired upon exercise of the incentive option will qualify for favorable tax treatment, and in such case the Corporation will not receive a tax deduction. If the optionee holding an incentive stock option fails to comply with the applicable holding periods provided by the Internal Revenue Code to obtain favorable tax treatment, the rules applicable to nonqualified stock options generally will apply to both the optionee and the Corporation.

     As originally approved and adopted, the Plans each provided that a "Joint Compensation Committee" would be responsible for plan administration. Consistent with the reorganization of the Board of the Corporation and Riggs Bank N.A. during 1997, it is necessary to amend each of the Plans to replace the "Joint Compensation Committee" with the "Compensation Committee" of the Board as the Plans' administrator and as the committee that will make recommendations to the non-employee members of the Board with respect to the grant of options under the Plans.

     In accordance with provisions of Rule 16b-3 of the Securities Exchange Act of 1934, each of the Plans as originally approved and adopted contained requirements that persons administering the Plans qualify as "Disinterested Persons" and that stockholders of the Corporation approve amendments which materially increase the benefits accruing to "Insiders," materially modify the requirements as to eligibility of Insiders to participate in the Plans, or remove administration of the Plans from a committee of Disinterested Persons. Due to amendments to Rule 16b-3, it is no longer appropriate to include these requirements in each of the Plans. The Plans, as amended, remove these requirements.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE AMENDMENTS TO THE PLANS.

                                      ***

AMENDMENTS TO THE 1996 STOCK OPTION PLAN AND RATIFICATION OF THE WAIVER OF ASSOCIATED PREEMPTIVE RIGHTS

     On May 15, 1996, the shareholders of the Corporation approved the 1996 Stock Option Plan (the "1996 Plan"). On January 21, 1998, the Board approved and adopted amendments to the 1996 Plan, subject to shareholder approval. The modifications address issues related to which employees are eligible to participate in the 1996 Plan and the aggregate number of shares of Common Stock that may be issued pursuant to the 1996 Plan.

     As amended, the 1996 Plan will expand the definition of key employees eligible for grants under the Plan so that any employee who has substantial responsibility in the direction and management of the Corporation or a subsidiary can receive grants, rather than just senior officers. This amendment will provide an additional tool to retain critical employees and is consistent with the definition of key employees included in the 1993 and 1994 Plans.

     The 1996 Plan initially authorized the reservation of two million shares of Common Stock of the Corporation for issuance pursuant to stock option awards. The amendment proposes to increase the number of shares of the Corporation's Common Stock available for stock option awards from two million to four million shares, but continues to limit grants to any one key employee during a calendar year to two million shares. Furthermore, the Board unanimously waived preemptive rights of the Corporation's shareholders with regard to such shares. The waiver of preemptive rights requires the approval by at least ten directors pursuant to Article Ninth of the Certificate of Incorporation. (The Corporation also is proposing to amend Article Ninth of the Certificate of Incorporation, and such amendment is more fully described below.) However, since the membership of the Board was less than ten at the time of the approval and remains less than ten currently, the shareholders are asked to ratify the waiver of the associated preemptive rights as adopted by the Board.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE AMENDMENTS TO THE 1996 PLAN AND THE RATIFICATION OF THE WAIVER OF THE ASSOCIATED PREEMPTIVE RIGHTS.

                                      ***

APPROVAL OF 1997 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN AND RATIFICATION OF THE WAIVER OF ASSOCIATED PREEMPTIVE RIGHTS

     On July 9, 1997, the Board adopted, subject to shareholder approval, the 1997 Non- Employee Directors Stock Option Plan (the "1997 Directors Plan"). The 1997 Directors Plan will terminate if not approved by the shareholders of the Corporation, or upon the earlier of one of the following: (a) the adoption of a resolution of the Board terminating the Plan; (b) the date shares are no longer available for issuance under the Plan; or (c) July 9, 2007. The purpose of the 1997 Directors Plan is to increase the proprietary interest of non-employee directors of the Corporation and its subsidiaries by granting such directors options to purchase Common Stock of the Corporation. The grants are intended to more closely align the interests of the non-employee directors of the Corporation and its subsidiaries with those of the shareholders.

     The 1997 Directors Plan authorized the grant of an aggregate maximum of 350,000 shares of the Corporation's Common Stock to eligible members of the Board. The Board is responsible for administration of the 1997 Directors Plan. A director is eligible to receive an option under the 1997 Directors Plan if the director is not otherwise an employee of the Corporation or any subsidiary. The amount, timing and terms of such grants will be based on such considerations as the Board may consider appropriate, subject to the provisions of the 1997 Directors Plan. When an option becomes exercisable, the optionee may purchase shares of the Corporation's Common Stock by the payment of the exercise price for the number of shares being purchased. The exercise price per share of Common Stock may be not less than the greater of the fair market value of a share of Common Stock on the date of grant or the par value of the Common Stock. Vested options generally may be exercised no later than three months after the optionee ceases to be a director of the Corporation or a subsidiary, provided that if the director terminates service due to death or disability, the director's options become fully vested and may be exercised until the earlier of the expiration of the options or one year after the termination of the director's service. In the event of changes in the Common Stock by reason of capital adjustments, such as stock splits and recapitalizations, appropriate adjustments will be made in the price of shares and the number of shares subject to options. The Board retains the right to amend or terminate the 1997 Directors Plan. An amendment or termination of the 1997 Directors Plan may not adversely affect a director's rights with respect to an outstanding option without such director's consent.

     On July 9, 1997, vested options at an exercise price of $20.50 per share for a total of 307,500 shares of Common Stock of the Corporation were granted to a total of 17 non-employee directors of the Corporation and its subsidiaries, subject to shareholder approval of the 1997 Directors Plan. The option exercise price for the issued options was the closing price of the Common Stock on the date of grant. A total of 23 non-employee directors of the Corporation and its subsidiaries are currently eligible to participate in the 1997 Directors Plan. The closing price of the Corporation's Common Stock as reported on the Nasdaq National Market System on March 11, 1998, was $26.875 per share.

     The Corporation generally will receive a tax deduction for compensation expense when a director exercises a stock option granted under the 1997 Directors Plan. A director will not be taxed when a stock option is granted under the 1997 Directors Plan. When a director exercises an option, the director generally will have compensation income equal to the amount by which the fair market value of the stock exceeds the option price on the date of the option exercise.

     On July 9, 1997, the Board also unanimously waived preemptive rights of the Corporation's shareholders with regard to such shares available under the 1997 Directors Plan. The waiver of preemptive rights requires the approval by at least ten directors pursuant to Article Ninth of the Certificate of Incorporation. However, since the membership of the Board was less than ten at the time of the approval and remains less than ten currently, the shareholders are asked to ratify the waiver of the associated preemptive rights as adopted by the Board.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 1997 DIRECTORS PLAN AND THE RATIFICATION OF THE WAIVER OF THE ASSOCIATED PREEMPTIVE RIGHTS.

                                      ***

AMENDMENT TO ARTICLE NINTH OF THE CERTIFICATE OF INCORPORATION

     Article Ninth of the Corporation's Certificate of Incorporation, as amended, provides that shareholders of the Corporation shall have preemptive rights to purchase any stock or right to purchase stock issued by the Corporation. Article Ninth provides, however, that such preemptive rights shall not exist if, at the time the issuance of securities or rights is approved, the Board votes unanimously to eliminate such rights with a minimum of ten directors voting. At the time that Article Ninth was amended to add the ten director minimum, the number of Directors of the Corporation was twenty-five. As a result, the ten director minimum had the effect of requiring at least two-fifths of the directors to vote on the issue. At an April 9, 1997, meeting of the Board, the number of Directors of the Corporation was reduced to eight and the number was increased to its present nine at a subsequent meeting of the Board. In order to be consistent with the amendment to the Certificate of Incorporation and to further protect the interests of the shareholders, the Certificate of Incorporation must be amended. In its meeting on January 21, 1998, the Board passed a resolution recommending that the Certificate of Incorporation be amended to require that the elimination of preemptive rights shall continue to require a unanimous vote of the Board with at least a majority of the directors voting. This amendment to Article Ninth must be approved by the shareholders of the Corporation. The Certificate of Incorporation shall be amended by striking the language requiring "at least ten Directors voting" and replacing it with "at least a majority of Directors voting."

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE AMENDMENT TO ARTICLE NINTH OF THE CERTIFICATE OF INCORPORATION.

                                      ***

                              SHAREHOLDER PROPOSAL

GENERAL

     Mrs. Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue, N.W., Suite 215, Washington, D.C. 20032, who is the owner of 500 shares of Common Stock, has advised the Corporation that she intends to present the following proposal for shareholder action at the Meeting:

     RESOLVED: "That the stockholders of Riggs National recommend that the Board take the necessary steps to have the accountants elected EACH year by all the stockholders."

     REASONS: "The majority of New York Stock Exchange listed companies elect accountants each year."

     "The accountants should be made 'accountable' to all shareholders, not just the Board."

     "We like the firm of Arthur Andersen, but they should be willing to stand for election EACH year, as they do at MANY other companies."

     "If you AGREE, please mark your proxy FOR this resolution."

BOARD OF DIRECTORS' RECOMMENDATION

     The Board recommends a vote AGAINST this proposal. The Board, through its Audit Committee, is charged with the responsibility of monitoring the Corporation's outside accountants, Arthur Andersen, and assessing their performance. Some members of the Audit Committee and the Board are officers or directors of other corporations which employ major accounting firms and, therefore, are familiar with the relative merits of each firm and are well qualified to make judgments in this area. The Corporation believes that procedures currently in place adequately ensure the quality and independence of the Corporation's outside accountants. Corporation officers and the Audit Committee continually monitor and evaluate Arthur Andersen's performance. Throughout the year, Corporation employees work with Arthur Andersen and report the results of Arthur Andersen's effectiveness to senior management. Therefore, the Board believes that it is in the best position to select the Corporation's outside accountants.

               SHAREHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

     The Board anticipates that the next Annual Meeting of Shareholders will be held on or about April 14, 1999. A shareholder who intends to present a proposal at the 1999 Annual Meeting must submit the written text of the proposal to the Corporation no later than November 1, 1998, in order for the proposal to be considered for inclusion in the Corporation's proxy statement and form of proxy for that meeting.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP are the independent public accountants for the Corporation and have served as the independent public accountants for the Corporation since 1981. A representative of Arthur Andersen LLP is expected to be present at the Meeting and will have the opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions.

                                 OTHER MATTERS

     This proxy is solicited on behalf of the Board. The cost of solicitation of proxies will be borne by the Corporation. The Corporation may solicit proxies personally or by telephone, in addition to the solicitations by mail. All such further solicitations will be made by directors, officers or regular employees of the Corporation or of Riggs Bank N.A., who will not be additionally compensated therefor, or by the Corporation's transfer agent (The Bank of New York), whose costs will be borne by the Corporation. Arrangements will be made by the Corporation for the forwarding, at the Corporation's expense, of solicitation materials by brokers, nominees, fiduciaries and other custodians to their principals.

     The Board is not aware of any other matters that may come before the Meeting. If any other business properly comes before the Meeting, the persons designated as proxies will vote upon such matters according to their discretion.

                           ANNUAL REPORT ON FORM 10-K

     A copy of the Annual Report on Form 10-K, as filed with the SEC, is available without charge upon written request to Jay F. Ferrin, Investor Relations, at corporate headquarters.

                                          By Order of the Board of Directors,

                                          /s/ TIMOTHY C. COUGHLIN
                                          TIMOTHY C. COUGHLIN
                                          President

                                 [RIGGS LOGO]

                          RIGGS NATIONAL CORPORATION

                PROXY FOR 1998 ANNUAL MEETING OF SHAREHOLDERS


     The undersigned hereby appoints Edward J. Miller, Jr., H. Gregory Platts and Stuart Philip Ross as Proxies, severally and each with full power of substitution, to vote all the shares of Common Stock of Riggs National Corporation standing in the name of the undersigned on its books on February 27, 1998, at the Annual Meeting of Shareholders to be held at the JW Marriott Hotel, 1331 Pennsylvania Avenue, N.W., Washington, D.C. 20004, on April 15, 1998, at 9:30 a.m., or at any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND IF PROPERLY EXECUTED AND TIMELY DELIVERED, WILL BE VOTED AS DIRECTED HEREIN. IF
NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ITEMS 1-5, "AGAINST" ITEM 6, AND IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS SHOULD ANY OTHER BUSINESS BE PROPERLY PRESENTED AT THE MEETING.

                    (CONTINUED, AND TO BE EXECUTED AND DATED ON THE OTHER SIDE.)

                                        RIGGS NATIONAL CORPORATION
                                        P.O. BOX 11185
                                        NEW YORK, N.Y. 10203-0185

                          RIGGS NATIONAL CORPORATION
                        1503 PENNSYLVANIA AVENUE, N.W.
                            WASHINGTON, D.C. 20005

                                MARCH 18, 1998

      The Annual Meeting of Shareholders (the "Meeting") of Riggs National Corporation (the "Corporation") will be held on Wednesday, April 15, 1998, at 9:30 a.m., local time, at the JW Marriott Hotel, 1331 Pennsylvania Avenue, N.W., Washington, D.C. 20004, for the following purposes:

        1. To elect a board of directors for the ensuing year;

        2. To amend the Corporation's 1993, 1994, and 1996 Stock Option Plans replacing the "Joint Compensation Committee" of the Board of Directors (the "Board") with the "Compensation Committee" as each of the respective plans' administrator and amending each of the plans to conform with recent amendments to Rule 16b-3;

        3. To amend the Corporation's 1996 Stock Option Plan expanding the definition of "Key Employees" eligible for grants under the plan, increasing the number of shares of stock available for stock option awards from two million to four million shares, and ratifying the waiver by the Board of the Shareholders' preemptive rights to any stock issuances by the Corporation;

        4. To approve the 1997 Non-Employee Directors Stock Option Plan authorizing the grant of an aggregate maximum of 350,000 shares of stock to eligible Board members and ratifying the waiver by the Board of the Shareholders' preemptive rights to any stock issuances by the Corporation;

        5. To amend the language regarding the waiver by the Board of the Shareholders' preemptive rights in the Corporation's Certificate of Incorporation that requires "at least ten Directors voting" and replacing it with "at least a majority of Directors voting," which will conform the Certificate to a change in the number of directors;

        6. To consider a shareholder proposal requiring the Board take the necessary steps to have the accountants elected each year by all the shareholders; and

        7. To consider and act upon any other matters that may properly be brought before the Meeting or any adjournment or postponement thereof.

      Shareholders of record at the close of business on February 27, 1998, will be entitled to vote at the Meeting or any adjournment or postponement thereof. Whether or not you contemplate attending the Meeting, please execute the Proxy Card below and return it in the enclosed postage-paid return envelope. You may revoke your proxy at any time prior to its exercise by written notice to the Assistant Corporate Secretary of the Corporation, by executing and delivering a proxy bearing a later date, or by attending the Meeting and voting in person.




                            DETACH PROXY CARD HERE

               \/                                            \/
--------------------------------------------------------------------------------




       _________
      /_______ /

(1) ELECTION OF DIRECTORS:     FOR all nominees  /X/           WITHHOLD AUTHORITY to vote       /X/     *EXCEPTIONS  /X/
                               listed below                    for all nominees listed below

  Nominees: Joe L. Allbritton, Robert L. Allbritton, Timothy C. Coughlin, John
            M. Fahey, Jr., Lawrence I. Hebert, Steven B. Pfeiffer, Robert L. Sloan, Jack Valenti, Eddie N. Williams

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME ON THE FOLLOWING LINE.)

  *EXCEPTIONS
             ------------------------------------------------------------------


(2) FOR  /X/                AGAINST  /X/               ABSTAIN  /X/

(3) FOR  /X/                AGAINST  /X/               ABSTAIN  /X/

(4) FOR  /X/                AGAINST  /X/               ABSTAIN  /X/

(5) FOR  /X/                AGAINST  /X/               ABSTAIN  /X/

(6) FOR  /X/                AGAINST  /X/               ABSTAIN  /X/

(7) To consider and act upon any matters that may properly be brought before the Meeting or any adjournment or postponement thereof.


                                                 Change of Address and/  /X/
                                                 or Comments Mark Here

                                            (When signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give full title, if more than
                                            one trustee, all should sign.

                                            Dated: _____________________, 1998

                                            ----------------------------------
                                                  Signature of Shareholder

                                            ----------------------------------
                                                  Signature of Shareholder

  FOR A DESCRIPTION OF ITEMS 2 THROUGH 6, PLEASE SEE THE EXPLANATION ABOVE.

                                            VOTES MUST BE INDICATED    /X/
                                            (X) IN BLACK OR BLUE INK.

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

[The following information will not be disseminated to holders of Riggs National Corporation's Common Stock with the foregoing proxy statement.]

                           RIGGS NATIONAL CORPORATION
                             1993 STOCK OPTION PLAN
                                AS AMENDED(1)


1.    PURPOSE OF THE PLAN.


      This 1993 Stock Option Plan (the "Plan") of Riggs National Corporation (the "Corporation") for key employees of the Corporation and its subsidiaries is to advance the best interest of the Corporation by providing such employees who have a substantial responsibility for its management and growth with an additional incentive to continue to contribute to the growth and success of the Corporation by increasing their proprietary interest in the success of the Corporation.


2.     DEFINITIONS.


      (a)   "Board" means the Board of Directors of the Corporation.


      (b) "Common Stock" means the common shares, $2.50 par value per share, of the Corporation.


      (c) "Compensation Committee" means the compensation committee of the Board, but excluding any member who is not a Non-Employee Director.


      (d)   "Corporation" means the Riggs National Corporation.


      (e) "Date of Grant" means the date on which an Option is approved by the Non-Employee Directors Committee.


      (f)   "Director" means a member of the Corporation's Board of Directors.


      (g) "Disability" as to an Option holder has the same meaning as the term is used in the long-term disability insurance plan contributed to by the Corporation or its Subsidiary on behalf of the Option holder or if the Option holder is not covered by any such plan, disability shall have the meaning provided for in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, or any successor statute thereto (the "Code").


      (h) "Fair Market Value" shall mean, with respect to a share of Common Stock, (i) if the Common Stock is traded on the National Market System or a national securities exchange, the closing price of the Common Stock on the day immediately preceding determination date or if there are no sales on such date, then on the next preceding date on which there were sales of Common Stock, all as published in the NASDAQ National Market Issues report in the Eastern Edition of The Wall Street Journal, (ii) if the Common Stock is not traded on the National Market System or listed on a national securities exchange, the mean between the bid and asked prices last reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on the day immediately preceding the determination date or, if no bid and asked prices are reported on such date, then on the next preceding date on which there were such quotations, or (iii) if the Common Stock, is not traded on the National Market System or listed on a national securities exchange and quotations for the Common Stock are not reported by the National Association of Securities Dealers, Inc., the Fair Market Value determined by the Compensation Committee on the basis of available prices for the Common Stock or in such manner as the Compensation Committee shall agree. Notwithstanding the preceding, the Fair Market Value on a given determination date of Common Stock subject to

------------------
(1) As amended by resolution of the Board of Directors and approved by the shareholders on ____________. 1998.

            Incentive Stock Options or Common Stock valued in connection with the exercise of Incentive Stock Options shall be an amount which is equal to the Compensation Committee's good faith determination of the Common Stock's value on the given determination date and the Compensation Committee shall for all purposes of this Plan have the authority to determine Fair Market Value using methods other than those described in this Section, if the Compensation Committee determines that such alternative methods more properly reflect the Fair Market Value of the Common Stock. Furthermore, in all cases, Fair Market Value shall not be less than the Par Value of the Common Stock.


      (i) "Incentive Stock Option" means an Option qualifying for special tax treatment under Section 422 of the Code.


      (j) "Insider" means any person subject to the provisions of section 16 of the Act, including an "officer" of the Corporation within the meaning of section 16 of the Act, a "director" within the meaning of section 3(a)(7) of the Act, and a "beneficial owner" of more than ten percent (10%) of any class of the equity securities of the Corporation within the meaning of section 16 of the Act.


      (k) "Key Employee" means any employee (including employees who are also officers or directors, but not including directors who are not also employees) of the Corporation or any Subsidiary Corporation who have substantial responsibility in the direction and management of the Corporation or a Subsidiary Corporation as determined by the Compensation Committee.


      (l) "Non-Employee Director" means a Director who: (i) is not currently an officer or otherwise employed by the Corporation, or by a Parent or Subsidiary Corporation of the Corporation; (ii) does not receive compensation directly or indirectly from the Corporation, its Parent Corporation or its Subsidiary Corporation for services rendered as a consultant or in any capacity other than as a director, except for an amount for which disclosure would not be required pursuant to
            Item 404(a) of regulation S-K [$60,000]; (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K [$60,000]; (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of regulation S-K; and (v) qualifies as an "outside director" within the meaning of Section 162(m)(4) of the Code, and applicable regulations thereunder or who is deemed to be an outside director under the applicable regulations and authority.


      (m) "Non-Employee Directors Committee" means a committee composed of all Non-Employee Directors.


      (n) "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.


      (o) "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted under this Plan.


      (p) "Parent Corporation" has the same meaning used in Section 424(e) of the Code.


      (q) "Plan" means the Riggs National Corporation 1993 Stock Option Plan as set forth herein, which may be amended from time to time.


      (r) "Subsidiary Corporation" has the same meaning used in Section 424(f) of the Code.


3.    SHARES OF COMMON STOCK SUBJECT TO THE PLAN.


      Subject to the provisions of Section 8 of the Plan, the aggregate number of authorized but unissued shares of Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation that may be issued pursuant to Options granted under the Plan will not exceed one million two hundred fifty thousand

(1,250,000) shares. Shares that by reason of expiration of an Option or otherwise are no longer subject to purchase pursuant to an Option granted under the Plan may again be available for issuance pursuant to Options under the Plan.


4.    ADMINISTRATION OF THE PLAN.


      The Plan shall be administered by the Compensation Committee. The Compensation Committee has the authority to recommend to the Non-Employee Directors Committee the Key Employees to be granted Options, the times when Options will be granted, the number of shares subject to each Option, the exercise price of each Option, the vesting schedule (if any) of each Option, the conditions precedent (if any) to acceleration of the vesting schedule of each Option, the method of payment for shares acquired upon the exercise of Options, the expiration date of each Option, the Fair Market Value of Common Stock subject to Options, and any other terms and conditions of the Options it deems appropriate. The Non-Employee Directors Committee shall have the authority to approve, reject or modify recommended grants of Options by the Compensation Committee. A majority of the Non-Employee Directors Committee shall constitute a quorum. All actions by the Non-Employee Directors Committee shall require a majority of the members of such committee present at such meeting. Any action by the Non-Employee Directors Committee may be taken by a unanimous written consent of all members of the committee, and action so taken shall be fully effective as if it had been taken by a vote of the members at a meeting duly called and held. No Option shall be granted unless and until such grant is approved by the Non-Employee Directors Committee.


      All questions of interpretation of the Plan or of any Options will be determined solely by the Compensation Committee and any such determination will be final and binding upon all persons having an interest in the Plan.


5.    ELIGIBILITY.


      Key Employees of the Corporation and any Subsidiary Corporation will be eligible to participate in the Plan, as approved by the Compensation Committee.


6.    TERMS AND CONDITIONS OF STOCK OPTIONS.


      Each Option granted under this Plan will be evidenced by an Option agreement between the Corporation and the recipient which sets forth the exercise price of the Option, the vesting schedule (if any) of the Option, the expiration date of the Option, and any other terms or conditions approved by the Non-Employee Directors Committee subject to the following terms and conditions:


      (a)   OPTION PRICE.


            (i) NONQUALIFIED STOCK OPTIONS. The exercise price per share for the shares subject to a Nonqualified Stock Option will be no less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of Grant.


            (ii) INCENTIVE STOCK OPTIONS. The exercise price per share for the shares subject to an Incentive Stock Option will be no less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of Grant. However, the exercise price per share for shares subject to an Incentive Stock Option granted to an individual who on the Date of Grant owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or of a Parent Corporation or a Subsidiary Corporation) will not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.


      (b) TERM OF OPTIONS. Notwithstanding any other provisions of the Plan or any Option agreement, no Option will be exercisable after the expiration of ten (10) years from the Date of Grant. Furthermore, no Incentive Stock Option granted to an individual who on the Date of Grant owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or of a Parent Corporation or a Subsidiary Corporation) will be exercisable after the expiration of five (5) years from the Date of Grant.


      (c) MAXIMUM VALUE OF OPTIONS WHICH ARE INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Corporation, a Parent Corporation and any Subsidiary Corporation) exceeds $100,000, the options are not Incentive Stock Options. For purposes of this paragraph, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This paragraph will be applied by taking Incentive Stock Options into account in the order in which they are granted.


(d) VESTING OF OPTIONS AND TERMINATION OF EMPLOYMENT. An Option will be exercisable only to the extent that it is vested on the date of exercise. Vesting of an Option will cease on the date that an Option holder is no longer an employee of the Corporation or a Parent Corporation or Subsidiary Corporation (the "date of termination"), and the Option will be exercisable only to the extent the Option is vested on the date of termination. However, if the Option holder is no longer an employee because of death or Disability, any Option that is not one hundred percent (100%) vested will automatically become one hundred percent (100%) vested on the date of termination. If the Option holder's termination is for any reason other than death, the right to exercise the Option (to the extent that it is vested) will expire ninety (90) days after the date of termination. If the Option holder's termination is for reason of death, the right to exercise the Option will expire one (1) year after the date of the holder's death, and until expiration, the holder's heirs, legatees or legal representative may exercise the Option.


      (e)   EXERCISE.


            (i) CASH PAYMENT. An Option may be exercised as to all or any number of whole shares of the Common Stock with respect to which the Option is vested. Options may be exercised only by the Option holder's written notice to the secretary of the Corporation (the "exercise notice") and only if the exercise notice is accompanied by payment in cash of the full exercise price for the shares with respect to which the Option is exercised, except as otherwise provided herein.


            (ii) NONCASH PAYMENT. Unless otherwise provided at the time of grant, payment of the exercise price may be made in the form of (1) Common Stock of the Corporation that has been held for at least six (6) months prior to the date of exercise or (2) a combination of cash and such Common Stock that has been held for at least six (6) months prior to the date of exercise. The value of any Common Stock used to pay the exercise price or any portion thereof will be the Fair Market Value of Common Stock on the date of exercise.


                  Wherever in this Plan or any agreement a Key Employee is permitted to pay the exercise price of an Option relating to the exercise of an Option by delivering Common Stock, the Key Employee may, subject to procedures satisfactory to the Compensation Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Common Stock, in which case the Corporation shall treat the Option as exercised without further payment and shall withhold such number of Common Stock from the Common Stock acquired by the exercise of the Option.


            (iii) BROKER-DEALER PAYMENT. Unless otherwise provided at the time of grant, payment of the unpaid exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer, if the exercise notice is accompanied by the Option holder's written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer.


      (f) NONTRANSFERABILITY. No Option granted under the Plan, contingent or otherwise, will be transferable, assignable or subject to any encumbrance, pledge, or charge of any nature, except by will or the laws of descent and distribution. During the lifetime of an Option holder, an Option will be exercisable only by the Option holder or by the Option holder's legal representative. The executor or administrator of the estate of the Option holder may transfer any rights with respect to such Option to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Option or under the laws of intestacy.


      (g) STOCK LEGEND. The Corporation may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Options issued under the Plan be endorsed with a legend in substantially the following form:


                  The shares evidenced by this certificate may not be sold or transferred prior to ______________, 19____, in the absence of a written statement from Riggs National Corporation (the "Corporation") to the effect that the Corporation is aware of the fact of such sale or transfer.


            The blank contained in such legend shall be filled in with the date that is the later of: (i) one year and one day after the date of exercise of such Incentive Stock Option or (ii) two years and one day after the date of grant of such Incentive Stock Option. Upon delivery to the Corporation, at its principal executive office, of a written statement to the effect that such shares have been sold or transferred prior to such date, the Corporation does hereby agree to promptly deliver to the transfer agent for such shares a written statement to the effect that the Corporation is aware of the fact of such sale or transfer. The Corporation may also require the inclusion of any additional legend which may be necessary or appropriate.


      (h) CHANGE OF CONTROL. In the event of a Change of Control (as hereinafter defined), all then-outstanding Options will become one hundred percent (100%) vested and exercisable as of the Change of Control. However, if in the opinion of counsel to the Corporation the immediate exercisability of such Options, when taken into consideration with all other "parachute payments" as defined in
            Section 280G of the Code, would result in an "excess parachute payment" as defined in such section, such Option shall not become immediately exercisable, except and to the extent the Compensation Committee in its discretion shall otherwise determine.


            For purposes of the Plan, "Change of Control" means (1) the sale of substantially all of the Corporation's assets; (2) the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the Act), or of record, of securities of the Corporation representing twenty-five percent (25%) or more in the aggregate voting power of the Corporation's then-outstanding Common Stock by any "person" (within the meaning of Sections 13(d) and 14(d) of the Act), including any corporation or group of associated persons acting in concert, other than (i) the Corporation or its subsidiaries and/or (ii) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of the Corporation or its subsidiaries, including a trust established pursuant to any such plan; (3) the Corporation is merged or consolidated with or into another corporation in any transaction or series of transactions, in which either (A) the persons who were the beneficial owners of the Corporation's voting securities immediately prior to such transaction do not beneficially own immediately after such transaction at least fifty percent (50%) of the total outstanding voting power of the surviving corporation or (B) any "person" (within the meaning of Sections 13(d) and 14(d) of the Act), including any corporation or group of associated persons acting in concert is or becomes the direct, indirect or beneficial owner (within the meaning of Rule 13d-3 of the Act) of twenty-five percent (25%) or more of the aggregate voting power of resulting entity, provided that such person was not a twenty-five percent (25%) or more owner of the Corporation prior to the transaction or transactions; or (4) the Corporation is liquidated or dissolved or adopts a plan of liquidation or dissolution. Notwithstanding the foregoing, a Change of Control will not result from: (A) a transfer of the Corporation's voting securities by a person who is the beneficial owner, directly or indirectly, of twenty-five percent (25%) or more of the voting securities of the Corporation (a "25 Percent Owner") to (i) a member of such 25 Percent Owner's immediate family (within the meaning of Rule 16a-1(e) of the Act) either during such 25 Percent Owner's lifetime or by will or the laws of descent and distribution; (ii) any trust as to which the 25 Percent Owner or a member (or members) of his immediate family (within the meaning of Rule 16a-1(e) of the Act) is the beneficiary; (iii) any trust as to which the 25 Percent Owner is the settlor with sole power to revoke; (iv) any entity over which such 25 Percent Owner has the power, directly or indirectly, to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise; or (v) any charitable trust, foundation or corporation under Section 501(c)(3) of the Code that is funded by the 25 Percent Owner or (B) the acquisition of voting securities of the Corporation or the resulting entity in the event of a merger or consolidation, by either (i) a person who was a 25 Percent Owner on the effective date of the Plan or (ii) a person, trust or other entity described in the foregoing clauses (A)(i)-(v) of this subsection.


7.    TERMINATION AND AMENDMENT OF THE PLAN AND OPTIONS.


      The Board may terminate the Plan at any time except with respect to any outstanding Options. The Board may amend the Plan in any manner with respect to future grants of Options and may amend outstanding Options in any manner consistent with the Plan subject to the following limitations:


      (a) Except as provided in Section 8 of the Plan, no amendment will be effective without the approval of the shareholders of the Corporation if that amendment (i) materially increases the number of securities that may be issued under the Plan, (ii) changes the class of eligible employees, officers or directors, or (iii) extends the term of the Plan or the period during which any outstanding Incentive Stock Option may be exercised.


      (b) No amendment will be effective if the amendment changes the manner of determining the exercise price of Incentive Stock Options, makes individuals who are not employees of the Corporation or of any Parent or Subsidiary Corporation eligible to be granted Incentive Stock Options, changes the nontransferability of the Options, or alters or impairs any rights or obligations of any outstanding Option without the written consent of the Option holder.


8.    CHANGE IN CAPITAL STRUCTURE.


      (a) The existence of outstanding Options shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporations' capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.


      (b) If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received had the optionee exercised his or her Option in full immediately prior to the event requiring the adjustment; and (ii) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Common Stock then reserved that number and class of shares of Common Stock that would have been received by the owner of an equal number of outstanding shares of each class of Common Stock as the result of the event requiring the adjustment.


      (c) After a merger of one or more corporations into the Corporation or after a consolidation of the Corporation and one or more corporations in which the Corporation shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number and class of shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of the number and class of shares of Common Stock equal to the number and class of shares as to which such Option shall be so exercised.


      (d) If the Corporation is merged into or consolidated with another corporation under circumstances where the Corporation is not the surviving corporation, or if the Corporation is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding under the Plan, unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of such Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options shall be canceled as of the effective date of any such merger, consolidation or sale provided that (i) notice of such cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise such Option in full (without regard to any vesting or other limitations on exercise imposed on such Option) during the 30-day period preceding the effective date of such merger, consolidation, liquidation, or sale (the "corporate event"). Notwithstanding the preceding provisions if no provisions are made for the continuance, assumption or substitution of Options and if exercise of any then-outstanding Options during the 30-day period preceding the effective date of such corporate event would not be in conformity with all applicable federal securities laws, the Option holder will be paid in cash an amount equal to the difference between the Fair Market Value of the shares of Common Stock subject to the Option as of the corporate event and the exercise price of the Option, or if in the opinion of counsel to the Corporation the immediate exercisability of such Options (or cash payment), when taken into consideration with all other "parachute payments" as defined in Section 280G of the Code, would result in an "excess parachute payment" as defined in such section, such Option shall not become immediately exercisable and shall be canceled as of the effective date of the corporate event, except and to the extent the Compensation Committee in its discretion shall otherwise determine.


      (e) Except as hereinbefore expressly provided, the issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options.


      (f) Adjustment under the preceding provisions of this section will be made by the Compensation Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of any such adjustment. No adjustment will be made in a manner that causes an Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option under the Code.


9.    HOLDING PERIOD.


      Notwithstanding anything to the contrary in the Plan, Common Stock acquired through exercise of an Option that was outstanding on November 13, 1996, or any other Option granted to an Insider but which was not granted by the Non-Employee Directors Committee or the Board or which was not approved by the shareholders may not be disposed of by the Insider during the six-month period beginning on the Date of Grant.


10.   GENERAL PROVISIONS.


      (a) The Corporation shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the Option holder or the Corporation of any provision of any law, statute, or regulation of any stock exchange upon which the Common Stock may be listed or any governmental authority whether it be Federal or State. Unless a registration statement is in effect under the Securities Act of 1933, as amended (the "Act") with respect to the shares of Common Stock covered by an Option, the Corporation shall not be required to issue shares upon exercise of any Option (i) unless the Compensation Committee has received evidence satisfactory to it to the effect that the holder of such Option is acquiring such shares for investment and not with a view to the distribution thereof or (ii) unless an opinion of counsel to the Corporation has been received by the Corporation, in a form and substance which is deemed acceptable by the Compensation Committee, to the effect that a registration statement is not required. Any determination in this connection by the Compensation Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Act, the Corporation may imprint the following legend or any other legend which counsel for the Corporation considers necessary or advisable to comply with the Act:


                  "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except pursuant to an effective registration statement or upon receipt by the Corporation of any opinion of counsel, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."


            The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act and, in the event any shares are so registered, the Corporation may remove any legend on certificates representing such shares. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.


      (b) No Option holder and no beneficiary or other person claiming under or through an Option holder will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option except as to such shares of Common Stock, if any, that have been issued or transferred to such Option holder or beneficiary.


      (c) The Plan and all determinations made and actions taken pursuant thereto will be governed by the laws of the State of Delaware and construed in accordance therewith.


      (d) The Plan is intended to comply in all respects with Rule 16b-3 promulgated under the Act (the "exemption"). If the Plan is found not to qualify for the exemption, any disqualifying Plan provision will be deemed replaced by a provision that most nearly accomplishes the intent of the Board at the time the Plan was adopted and that results in the Plan's qualification for the exemption. If the Board's intent cannot be accomplished through a substitute provision that results in the Plan's qualification for the exemption, the Plan will continue in full force and effect in the form adopted by the Board notwithstanding the Plan's failure to qualify for the exemption.


      (e) Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who become employees of the Corporation or a Subsidiary Corporation as a result of a merger or consolidation of the employing corporation with the Corporation or a Subsidiary Corporation or the acquisition by the Corporation or a Subsidiary Corporation of the assets of the employing corporation, or the acquisition by the Corporation or a Subsidiary Corporation of at least 50% of the issued and outstanding stock of the employing corporation as the result of which it becomes a Subsidiary Corporation of the Corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Compensation Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but with respect to stock options which are Incentive Stock Options, no such variation shall be such as to affect the status of any such substitute option as an "incentive stock option" under Section 422 of the Code.


11.   TAXES.


      (a)   WITHHOLDING.


            (i) CASH PAYMENT. The Corporation may make such provisions as it deems appropriate to withhold any taxes the Corporation determines it is required to withhold in connection with any Option or require the Option holder to pay the amount of the withholding taxes in cash to the Corporation as a condition precedent to the issuance of shares pursuant to the exercise of an Option.


            (ii) BROKER-DEALER PAYMENT. If the exercise price of an Option is paid by a broker-dealer, as provided herein, payment of withholding taxes in connection with the exercise of the Option, up to an amount calculated by assuming the maximum federal, state, and local marginal tax rates, may be made by the broker-dealer.


      (b) TAX QUALIFICATION. Incentive Stock Options granted under the Plan are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, and the terms of the Plan and Options granted hereunder shall be so construed. Notwithstanding the foregoing, nothing in the Plan shall be interpreted as a representation, guarantee or other undertaking on the part of the Corporation that any Options are, or will be, determined to qualify as incentive stock options within the meaning of the Code.


12.   INDEMNIFICATION OF BOARD AND COMMITTEES


      The members of the Board of Directors, the Compensation Committee and the Non-Employee Directors Committee will be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or Option agreements, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it is adjudged in such action, suit or proceeding that the member is liable for negligence or misconduct in the performance of the member's duties; provided that within sixty
(60) days after institution of any such action, suit or proceeding a member will in writing offer the Corporation the opportunity, at its own expense, to defend the same. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board of Directors, the Compensation Committee and the Non-Employee Directors Committee and shall be in addition to any and all other rights of indemnification to which such members may be entitled to as a matter of law, contract, or otherwise.


13.   LIMITATION OF RIGHTS


      Neither the adoption and maintenance of the Plan nor the grant of Options will:


      (a) limit the right of the Corporation, Parent Corporation or Subsidiary Corporation to discharge or discipline any employee, or otherwise terminate or modify the terms of any employment agreement, or


      (b) confer upon any Option holder any contract or other right or interest other than as specifically provided in the Plan and the Option agreement.


14.   EFFECTIVE DATE OF THE PLAN, DURATION OF THE PLAN.


      (a) The Plan became effective as of March 10, 1993, upon adoption by the Board, subject to approval by the holders of a majority of the shares of Common Stock which are represented in person or by proxy and entitled to vote on the subject at the 1993 annual meeting of the shareholders of the Corporation.


      (b) Unless previously terminated, the Plan will terminate ten (10) years after the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the shareholders, except that Options that are granted under the Plan before its termination will continue to be administered under the terms of the Plan until the Options terminate or are exercised.





Amended by the Board of Directors on January 21, 1998

                           RIGGS NATIONAL CORPORATION
                             1994 STOCK OPTION PLAN
                                AS AMENDED(1)

1.    PURPOSE OF THE PLAN.


      This 1994 Stock Option Plan (the "Plan") of Riggs National Corporation (the "Corporation") for key employees of the Corporation and its subsidiaries is designed to advance the best interest of the Corporation by providing such employees who have a substantial responsibility for its management and growth with an additional incentive to continue to contribute to the growth and success of the Corporation by increasing their proprietary interest in the success of the Corporation.

2.    DEFINITIONS.

      (a)   "Board" means the Board of Directors of the Corporation.

      (b) "Common Stock" means the common shares, $2.50 par value per share, of the Corporation.

      (c) "Compensation Committee" means the compensation committee of the Board, but excluding any member who is not a Non-Employee Director.

      (d)   "Corporation" means the Riggs National Corporation.

      (e) "Date of Grant" means the date on which an Option is approved by the Non-Employee Directors Committee.

      (f)   "Director" means a member of the Corporation's Board of Directors.

      (g) "Disability" as to an Option holder has the same meaning as the term is used in the long-term disability insurance plan contributed to by the Corporation or its Subsidiary Corporation on behalf of the Option holder, or if the Option holder is not covered by any such plan, disability shall have the meaning provided for in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, or any successor statute thereto (the "Code").

      (h) "Fair Market Value" shall mean, with respect to a share of Common Stock, (i) if the Common Stock is traded on the National Market System or a national securities exchange, the closing price of the Common Stock on the determination date, or, if there are no sales on such date, then on the next preceding date on which there were sales of Common Stock, all as published in the NASDAQ National Market Issues report in the Eastern Edition of The Wall Street Journal,
            (ii) if the Common Stock is not traded on the National Market System or listed on a national securities exchange, the closing price last reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on the determination date, or, if no sales are reported on such date, then on the next preceding date on which there were such quotations, or (iii) if the Common Stock, is not traded on the National Market System or listed on a national securities exchange and quotations for the Common Stock are not reported by the National Association of Securities Dealers, Inc., the Fair Market Value determined by the Compensation Committee on the basis of

-----------------------
(1) As amended by resolution of the Board of Directors and approved by the shareholders on ___________, 1998.

            available prices for the Common Stock or in such manner as the Compensation Committee shall agree. Notwithstanding the preceding, the Fair Market Value on a given determination date of Common Stock subject to Incentive Stock Options or Common Stock valued in connection with the exercise of Incentive Stock Options shall be an amount that is equal to the Compensation Committee's good faith determination of the Common Stock's value on the given determination date, and the Compensation Committee shall for all purposes of this Plan have the authority to determine Fair Market Value using methods other than those described in this Section if the Compensation Committee determines that such alternative methods more properly reflect the Fair Market Value of the Common Stock. Furthermore, in all cases, Fair Market Value shall not be less than the Par Value of the Common Stock.

      (i) "Incentive Stock Option" means an Option qualifying for special tax treatment under Section 422 of the Code.

      (j) "Insider" means any person subject to the provisions of section 16 of the Act, including an "officer" of the Corporation within the meaning of section 16 of the Act, a "director" within the meaning of section 3(a)(7) of the Act, and a "beneficial owner" of more than ten percent (10%) of any class of the equity securities of the Corporation within the meaning of section 16 of the Act.

      (k) "Key Employee" means any employee (including employees who are also officers or directors, but not including directors who are not also employees) of the Corporation or any Subsidiary Corporation who has substantial responsibility in the direction and management of the Corporation or a Subsidiary Corporation as determined by the Compensation Committee.

      (l) "Non-Employee Director" means a Director who: (i) is not currently an officer or otherwise employed by the Corporation, or by a Parent or Subsidiary Corporation of the Corporation; (ii) does not receive compensation directly or indirectly from the Corporation, its Parent Corporation or its Subsidiary Corporation for services rendered as a consultant or in any capacity other than as a director, except for an amount for which disclosure would not be required pursuant to
            Item 404(a) of regulation S-K [$60,000]; (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K [$60,000]; (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of regulation S-K; and (v) qualifies as an "outside director" within the meaning of Section 162(m)(4) of the Code, and applicable regulations thereunder or who is deemed to be an outside director under the applicable regulations and authority.

      (m) "Non-Employee Directors Committee" means a committee composed of all Non-Employee Directors.

      (n) "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

      (o) "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted under this Plan.

      (p) "Parent Corporation" has the same meaning used in Section 424(e) of the Code.

      (q) "Plan" means the Riggs National Corporation 1994 Stock Option Plan as set forth herein, which may be amended from time to time.

      (r) "Subsidiary Corporation" has the same meaning used in Section 424(f) of the Code.

3.    SHARES OF COMMON STOCK SUBJECT TO THE PLAN.


      Subject to the provisions of Section 8 of the Plan, the aggregate number of authorized but unissued shares of Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation that may be issued pursuant to Options granted under the Plan will not exceed one million two hundred fifty thousand (1,250,000) shares. Shares that by reason of expiration of an Option or otherwise are no longer subject to purchase pursuant to an Option granted under the Plan may again be available for issuance pursuant to Options under the Plan.

4.    ADMINISTRATION OF THE PLAN.


      The Plan shall be administered by the Compensation Committee. The Compensation Committee has the authority to recommend to the Non-Employee Directors Committee the Key Employees to be granted Options, the times when Options will be granted, the number of shares subject to each Option, the exercise price of each Option, the vesting schedule (if any) of each Option, the conditions precedent (if any) to acceleration of the vesting schedule of each Option, the method of payment for shares acquired upon the exercise of Options, the expiration date of each Option, the Fair Market Value of Common Stock subject to Options, and any other terms and conditions of the Options it deems appropriate. The Non-Employee Directors Committee shall have the authority to approve, reject or modify recommended grants of Options by the Compensation Committee. A majority of the Non-Employee Directors Committee shall constitute a quorum. All actions by the Non-Employee Directors Committee shall require a majority of the members of such committee present at such meeting. Any action by the Non-Employee Directors Committee may be taken by a unanimous written consent of all members of the committee, and action so taken shall be fully effective as if it had been taken by a vote of the members at a meeting duly called and held. No Option shall be granted unless and until such grant is approved by the Non-Employee Directors Committee.


      All questions of interpretation of the Plan or of any Options will be determined solely by the Compensation Committee, and any such determination will be final and binding upon all persons having an interest in the Plan.

5.    ELIGIBILITY.


      Key Employees of the Corporation and any Subsidiary Corporation will be eligible to participate in the Plan, as approved by the Compensation Committee.


      No Key Employee shall be eligible to be granted Stock Options under the Plan representing more than 100,000 shares of Common Stock per year, regardless of whether the Stock Options are Incentive Stock Options, Nonqualified Stock Options or a combination thereof.

6. TERMS AND CONDITIONS OF STOCK OPTIONS.


      Each Option granted under this Plan will be evidenced by an Option agreement between the Corporation and the recipient that sets forth the exercise price of the Option, the vesting schedule (if any) of the Option, the expiration date of the Option, and any other terms or conditions approved by the Non-Employee Directors Committee subject to the following terms and conditions:

      (a)   OPTION PRICE.

            (i) NONQUALIFIED STOCK OPTIONS. The exercise price per share for the shares subject to a Nonqualified Stock Option will be no less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of Grant.

            (ii) INCENTIVE STOCK OPTIONS. The exercise price per share for the shares subject to an Incentive Stock Option will be no less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of Grant. However, the exercise price per share for shares subject to an Incentive Stock Option granted to an individual who on the Date of Grant owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or of a Parent Corporation or a Subsidiary Corporation) will not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

      (b) TERM OF OPTIONS. Notwithstanding any other provisions of the Plan or any Option agreement, no Option will be exercisable after the expiration of ten (10) years from the Date of Grant. Furthermore, no Incentive Stock Option granted to an individual who on the Date of Grant owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or of a Parent Corporation or a Subsidiary Corporation) will be exercisable after the expiration of five (5) years from the Date of Grant.

      (c) MAXIMUM VALUE OF OPTIONS WHICH ARE INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Corporation, a Parent Corporation and any Subsidiary Corporation) exceeds $100,000, the options are not Incentive Stock Options. For purposes of this paragraph, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This paragraph will be applied by taking Incentive Stock Options into account in the order in which they are granted.

      (d) VESTING OF OPTIONS AND TERMINATION OF EMPLOYMENT. An Option will be exercisable only to the extent that it is vested on the date of exercise. Vesting of an Option will cease on the date that an Option holder is no longer an employee of the Corporation or a Parent Corporation or Subsidiary Corporation (the "date of termination"), and the Option will be exercisable only to the extent the Option is vested on the date of termination. However, if the Option holder is no longer an employee because of death or Disability, any Option that is not one hundred percent (100%) vested will automatically become one hundred percent (100%) vested on the date of termination. If the Option holder's termination is for reason of death, the right to exercise the Option will expire one (1) year after the date of the holder's death, and until expiration, the holder's heirs, legatees or legal representative may exercise the Option. If the Option holder's termination is for any reason other than death, the right to exercise the Option (to the extent that it is vested) will expire ninety (90) days after the date of termination unless the Option would then expire during the Pooling Period and the Common Stock received upon the exercise of the Option would be subject to the Pooling Period transfer restrictions and, in that case, the right to exercise the Option will expire ten (10) calendar days after the end of the Pooling Period. "Pooling Period" means the period in which property is subject to restrictions on transfer in compliance with the "Pooling-of-Interests Accounting" rules set forth in the Securities and Exchange Commission Accounting Series Releases 130 and 135. If termination is for a reason other than the holder's death and the Option holder dies after his or her termination but before the right to exercise the Option has expired, the right to exercise the Option shall expire one (1) year after the date of the holder's termination of employment, and until expiration, the holder's heirs, legatees or legal representative may exercise the Option.

      (e)   EXERCISE.

            (i) CASH PAYMENT. An Option may be exercised as to all or any number of whole shares of the Common Stock with respect to which the Option is vested. Options may be exercised only by the Option holder's written notice to the Secretary of the Corporation (the "exercise notice") and only if the exercise notice is accompanied by payment in cash of the full exercise price for the shares with respect to which the Option is exercised, except as otherwise provided herein.

            (ii) NONCASH PAYMENT. Unless otherwise provided at the time of grant, payment of the exercise price may be made in the form of (1) Common Stock of the Corporation that has been held for at least six (6) months prior to the date of exercise or (2) a combination of cash and such Common Stock that has been held for at least six (6) months prior to the date of exercise. The value of any Common Stock used to pay the exercise price or any portion thereof will be the Fair Market Value of Common Stock on the date of exercise.


                  Wherever in this Plan or any agreement a Key Employee is permitted to pay the exercise price of an Option relating to the exercise of an Option by delivering Common Stock, the Key Employee may, subject to procedures satisfactory to the Compensation Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Common Stock, in which case the Corporation shall treat the Option as exercised without further payment and shall withhold such number of Common Stock from the Common Stock acquired by the exercise of the Option.

            (iii) BROKER-DEALER PAYMENT. Unless otherwise provided at the time of grant, payment of the unpaid exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer, if the exercise notice is accompanied by the Option holder's written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer.

      (f) NONTRANSFERABILITY. No Option granted under the Plan, contingent or otherwise, will be transferable, assignable or subject to any encumbrance, pledge, or charge of any nature, except by will or the laws of descent and distribution. During the lifetime of an Option holder, an Option will be exercisable only by the Option holder or by the Option holder's legal representative. The executor or administrator of the estate of the Option holder may transfer any rights with respect to such Option to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Option or under the laws of intestacy.

      (g) STOCK LEGEND. The Corporation may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Options issued under the Plan be endorsed with a legend in substantially the following form:


                  The shares evidenced by this certificate may not be sold or transferred prior to ______________, 19____, in the absence of a written statement from Riggs National Corporation (the "Corporation") to the effect that the Corporation is aware of the fact of such sale or transfer.


            The blank contained in such legend shall be filled in with the date that is the later of: (i) one year and one day after the date of exercise of such Incentive Stock Option or (ii) two years and one day after the date of grant of such Incentive Stock Option. Upon delivery to the Corporation, at its principal executive office, of a written statement to the effect that such shares have been sold or transferred prior to such date, the Corporation does hereby agree to promptly deliver to the transfer agent for such shares a written statement to the effect that the Corporation is aware of the fact of such sale or transfer. The Corporation may also require the inclusion of any additional legend which may be necessary or appropriate.

      (h) CHANGE OF CONTROL. In the event of a Change of Control (as hereinafter defined), all then-outstanding Options will become one hundred percent (100%) vested and exercisable as of the Change of Control. However, if in the opinion of counsel to the Corporation the immediate exercisability of such Options, when taken into consideration with all other "parachute payments" as defined in
            Section 280G of the Code, would result in an "excess parachute payment" as defined in such section, such Option shall not become immediately exercisable, except and to the extent the Compensation Committee in its discretion shall otherwise determine.


            For purposes of the Plan, "Change of Control" means (1) the sale of substantially all of the Corporation's assets; (2) the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the Act), or of record, of securities of the Corporation representing twenty-five percent (25%) or more in the aggregate voting power of the Corporation's then-outstanding Common Stock by any "person" (within the meaning of Sections 13(d) and 14(d) of the Act), including any corporation or group of associated persons acting in concert, other than (i) the Corporation or its subsidiaries and/or (ii) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of the Corporation or its subsidiaries, including a trust established pursuant to any such plan; (3) the Corporation is merged or consolidated with or into another corporation in any transaction or series of transactions, in which either (A) the persons who were the beneficial owners of the Corporation's voting securities immediately prior to such transaction do not beneficially own immediately after such transaction at least fifty percent (50%) of the total outstanding voting power of the surviving corporation or (B) any "person" (within the meaning of Sections 13(d) and 14(d) of the Act), including any corporation or group of associated persons acting in concert is or becomes the direct, indirect or beneficial owner (within the meaning of Rule 13d-3 of the Act) of twenty-five percent (25%) or more of the aggregate voting power of resulting entity, provided that such person was not a twenty-five percent (25%) or more owner of the Corporation prior to the transaction or transactions; or (4) the Corporation is liquidated or dissolved or adopts a plan of liquidation or dissolution. Notwithstanding the foregoing, a Change of Control will not result from: (A) a transfer of the Corporation's voting securities by a person who is the beneficial owner, directly or indirectly, of twenty-five percent (25%) or more of the voting securities of the Corporation (a "25 Percent Owner") to (i) a member of such 25 Percent Owner's immediate family (within the meaning of Rule 16a-1(e) of the Act) either during such 25 Percent Owner's lifetime or by will or the laws of descent and distribution; (ii) any trust as to which the 25 Percent Owner or a member (or members) of his immediate family (within the meaning of Rule 16a-1(e) of the Act) is the beneficiary; (iii) any trust as to which the 25 Percent Owner is the settlor with sole power to revoke; (iv) any entity over which such 25 Percent Owner has the power, directly or indirectly, to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise; or (v) any charitable trust, foundation or corporation under Section 501(c)(3) of the Code that is funded by the 25 Percent Owner or (B) the acquisition of voting securities of the Corporation or the resulting entity in the event of a merger or consolidation, by either (i) a person who was a 25 Percent Owner on the effective date of the Plan or (ii) a person, trust or other entity described in the foregoing clauses (A)(i)-(v) of this subsection.

7.    TERMINATION AND AMENDMENT OF THE PLAN AND OPTIONS.


      The Board may terminate the Plan at any time except with respect to any outstanding Options. The Board may amend the Plan in any manner with respect to future grants of Options and the Non-Employee Directors Committee may amend outstanding Options in any manner consistent with the Plan subject to the following limitations:

      (a) Except as provided in Section 8 of the Plan, no amendment will be effective without the approval of the shareholders of the Corporation if that amendment (i) materially increases the number of securities that may be issued under the Plan, (ii) changes the class of eligible employees, officers or directors, or (iii) extends the term of the Plan or the period during which any outstanding Incentive Stock Option may be exercised.

      (b) No amendment will be effective if the amendment changes the manner of determining the exercise price of Incentive Stock Options, makes individuals who are not employees of the Corporation or of any Parent or Subsidiary Corporation eligible to be granted Incentive Stock Options, changes the nontransferability of the Options, or alters or impairs any rights or obligations of any outstanding Option without the written consent of the Option holder.

8.    CHANGE IN CAPITAL STRUCTURE.

      (a) The existence of outstanding Options shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      (b) If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received had the optionee exercised his or her Option in full immediately prior to the event requiring the adjustment; and (ii) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Common Stock then reserved that number and class of shares of Common Stock that would have been received by the owner of an equal number of outstanding shares of each class of Common Stock as the result of the event requiring the adjustment.

      (c) After a merger of one or more corporations into the Corporation or after a consolidation of the Corporation and one or more corporations in which the Corporation shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number and class of shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of the number and class of shares of Common Stock equal to the number and class of shares as to which such Option shall be so exercised.

      (d) If the Corporation is merged into or consolidated with another corporation under circumstances where the Corporation is not the surviving corporation, or if the Corporation is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding under the Plan, unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of such Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options shall be canceled as of the effective date of any such merger, consolidation or sale provided that (i) notice of such cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise such Option in full (without regard to any vesting or other limitations on exercise imposed on such Option) during the 30-day period preceding the effective date of such merger, consolidation, liquidation, or sale (the "corporate event"). Notwithstanding the preceding provisions, if no provisions are made for the continuance, assumption or substitution of Options and if exercise of any then-outstanding Options during the 30-day period preceding the effective date of such corporate event would not be in conformity with all applicable federal securities laws, or if in the opinion of counsel to the Corporation the immediate exercisability of such Options, when taken into consideration with all other "parachute payments" as defined in Section 280G of the Code, would result in an "excess parachute payment" as defined in such section, such Option shall not become immediately exercisable and shall be canceled as of the effective date of the corporate event, except and to the extent the Compensation Committee in its discretion shall otherwise determine.

      (e) Except as hereinbefore expressly provided, the issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options.

      (f) Adjustment under the preceding provisions of this section will be made by the Compensation Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of any such adjustment. No adjustment will be made in a manner that causes an Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option under the Code.

9.    HOLDING PERIOD.


      Notwithstanding anything to the contrary in the Plan, Common Stock acquired through exercise of an Option that was outstanding on November 13, 1996, or any other Option granted to an Insider but which was not granted by the Non-Employee Directors Committee or the Board or which was not approved by the shareholders may not be disposed of by the Insider during the six-month period beginning on the Date of Grant.

10.   GENERAL PROVISIONS.

      (a) The Corporation shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the Option holder or the Corporation of any provision of any law, statute, or regulation of any stock exchange upon which the Common Stock may be listed or any governmental authority whether it be Federal or State. Unless a registration statement is in effect under the Securities Act of 1933, as amended (the "Act") with respect to the shares of Common Stock covered by an Option, the Corporation shall not be required to issue shares upon exercise of any Option (i) unless the Compensation Committee has received evidence satisfactory to it to the effect that the holder of such Option is acquiring such shares for investment and not with a view to the distribution thereof or (ii) unless an opinion of counsel to the Corporation has been received by the Corporation, in a form and substance that is deemed acceptable by the Compensation Committee, to the effect that a registration statement is not required. Any determination in this connection by the Compensation Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Act, the Corporation may imprint the following legend or any other legend that counsel for the Corporation considers necessary or advisable to comply with the Act:


                  "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except pursuant to an effective registration statement or upon receipt by the Corporation of any opinion of counsel, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."


            The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act and, in the event any shares are so registered, the Corporation may remove any legend on certificates representing such shares. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

      (b) No Option holder and no beneficiary or other person claiming under or through an Option holder will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option except as to such shares of Common Stock, if any, that have been issued or transferred to such Option holder or beneficiary.

      (c) The Plan and all determinations made and actions taken pursuant thereto will be governed by the laws of the State of Delaware and construed in accordance therewith.

      (d) The Plan is intended to comply in all respects with Rule 16b-3 promulgated under the Act (the "exemption"). If the Plan is found not to qualify for the exemption, any disqualifying Plan provision will be deemed replaced by a provision that most nearly accomplishes the intent of the Board at the time the Plan was adopted and that results in the Plan's qualification for the exemption. If the Board's intent cannot be accomplished through a substitute provision that results in the Plan's qualification for the exemption, the Plan will continue in full force and effect in the form adopted by the Board notwithstanding the Plan's failure to qualify for the exemption.

      (e) Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who become employees of the Corporation or a Subsidiary Corporation as a result of a merger or consolidation of the employing corporation with the Corporation or a Subsidiary Corporation or the acquisition by the Corporation or a Subsidiary Corporation of the assets of the employing corporation, or the acquisition by the Corporation or a Subsidiary Corporation of at least 50% of the issued and outstanding stock of the employing corporation as the result of which it becomes a Subsidiary Corporation of the Corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Compensation Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but with respect to stock options which are Incentive Stock Options, no such variation shall be such as to affect the status of any such substitute option as an "incentive stock option" under Section 422 of the Code.

11.   TAXES.

      (a)   WITHHOLDING.

            (i) CASH PAYMENT. The Corporation may make such provisions as it deems appropriate to withhold any taxes the Corporation determines it is required to withhold in connection with any Option or require the Option holder to pay the amount of the withholding taxes in cash to the Corporation as a condition precedent to the issuance of shares pursuant to the exercise of an Option.

            (ii) BROKER-DEALER PAYMENT. If the exercise price of an Option is paid by a broker-dealer, as provided herein, payment of withholding taxes in connection with the exercise of the Option, up to an amount calculated by assuming the maximum federal, state, and local marginal tax rates, may be made by the broker-dealer.

      (b) TAX QUALIFICATION. Incentive Stock Options granted under the Plan are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, and the terms of the Plan and Options granted hereunder shall be so construed. Notwithstanding the foregoing, nothing in the Plan shall be interpreted as a representation, guarantee or other undertaking on the part of the Corporation that any Options are, or will be, determined to qualify as incentive stock options within the meaning of the Code.

12.   INDEMNIFICATION OF BOARD AND COMMITTEES


      The members of the Board of Directors and the Compensation Committee and the Non-Employee Directors Committee will be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or Option agreements, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it is adjudged in such action, suit or proceeding that the member is liable for negligence or misconduct in the performance of the member's duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a member will in writing offer the Corporation the opportunity, at its own expense, to defend the same. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board of Directors, the Compensation Committee and the Non-Employee Directors Committee and shall be in addition to any and all other rights of indemnification to which such members may be entitled to as a matter of law, contract, or otherwise.

13.   LIMITATION OF RIGHTS


      Neither the adoption and maintenance of the Plan nor the grant of Options will:

      (a) limit the right of the Corporation, Parent Corporation or Subsidiary Corporation to discharge or discipline any employee, or otherwise terminate or modify the terms of any employment agreement, or

      (b) confer upon any Option holder any contract or other right or interest other than as specifically provided in the Plan and the Option agreement.

14.   EFFECTIVE DATE OF THE PLAN, DURATION OF THE PLAN.

      (a) The Plan is effective as of February 9, 1994 upon adoption by the Board, subject to approval by the holders of a majority of the shares of Common Stock which are represented in person or by proxy and entitled to vote on the subject at the 1994 annual meeting of the shareholders of the Corporation.

      (b) Unless previously terminated, the Plan will terminate ten (10) years after the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the shareholders, except that Options that are granted under the Plan before its termination will continue to be administered under the terms of the Plan until the Options terminate or are exercised.





Amended by the Board of Directors on January 21, 1998

                          RIGGS NATIONAL CORPORATION
                            1996 STOCK OPTION PLAN
                                AS AMENDED(1)



1.    PURPOSE OF THE PLAN.


      This 1996 Stock Option Plan (the "Plan") of Riggs National Corporation (the "Corporation") for key employees of the Corporation and its subsidiaries is designed to advance the best interest of the Corporation by providing such employees who have a substantial responsibility for its management and growth with an additional incentive to continue to contribute to the growth and success of the Corporation by increasing their proprietary interest in the success of the Corporation.



2.    DEFINITIONS.


      (a)   "Board" means the Board of Directors of the Corporation.


      (b) "Common Stock" means the common shares, $2.50 par value per share, of the Corporation.


      (c) "Compensation Committee" means the compensation committee of the Board, but excluding any member who is not a Non-Employee Director.


      (d)   "Corporation" means the Riggs National Corporation.


      (e) "Date of Grant" means the date on which an Option is approved by the Non-Employee Directors Committee.


      (f)   "Director" means a member of the Corporation's Board of Directors.


      (g) "Disability" as to an Option holder has the same meaning as the term is used in the long-term disability insurance plan contributed to by the Corporation or its Subsidiary Corporation on behalf of the Option holder, or if the Option holder is not covered by any such plan, disability shall have the meaning provided for in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, or any successor statute thereto (the "Code").


      (h) "Fair Market Value" shall mean, with respect to a share of Common Stock, (i) if the Common Stock is traded on the National Market System or a national securities exchange, the closing price of the Common Stock on the determination date, or, if there are no sales on such date, then on the next preceding date on which there were sales of Common Stock, all as published in the NASDAQ National Market Issues report in the Eastern Edition of The Wall Street Journal,
            (ii) if the Common Stock is not traded on the National Market System or listed on a national securities exchange, the closing price last reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on the determination date, or, if no sales are reported on such date, then on the next preceding date on which there were such quotations, or (iii) if the Common Stock, is not traded on the National Market System or listed on a national securities exchange and quotations for the


--------------------------

(1) As amended by resolution of the Board of Directors and approved by the shareholders on ____________, 1998.

            Common Stock are not reported by the National Association of Securities Dealers, Inc., the Fair Market Value determined by the Compensation Committee on the basis of available prices for the Common Stock or in such manner as the Compensation Committee shall agree. Notwithstanding the preceding, the Fair Market Value on a given determination date of Common Stock subject to Incentive Stock Options or Common Stock valued in connection with the exercise of Incentive Stock Options shall be an amount that is equal to the Compensation Committee's good-faith determination of the Common Stock's value on the given determination date, and the Compensation Committee shall for all purposes of this Plan have the authority to determine Fair Market Value using methods other than those described in this Section if the Compensation Committee determines that such alternative methods more properly reflect the Fair Market Value of the Common Stock. Furthermore, in all cases, Fair Market Value shall not be less than the Par Value of the Common Stock.


      (i) "Incentive Stock Option" means an Option qualifying for special tax treatment under Section 422 of the Code.


      (j) "Insider" means any person subject to the provisions of Section 16 of the Act, including an "officer" of the Corporation within the meaning of Section 16 of the Act, a "director" within the meaning of section 3(a)(7) of the Act, and a "beneficial owner" of more than ten percent (10%) of any class of the equity securities of the Corporation within the meaning of Section 16 of the Act.


      (k) "Key Employee" means any employee (including employees who are also officers or directors, but not including directors who are not also employees) of the Corporation or any Subsidiary Corporation who has substantial responsibility in the direction and management of the Corporation or a Subsidiary Corporation, as determined by the Compensation Committee.


      (l) "Non-Employee Director" means a Director who: (i) is not currently an officer or otherwise employed by the Corporation, or by a Parent or Subsidiary Corporation of the Corporation; (ii) does not receive compensation directly or indirectly from the Corporation, its Parent Corporation or its Subsidiary Corporation for services rendered as a consultant or in any capacity other than as a director, except for an amount for which disclosure would not be required pursuant to
            Item 404(a) of regulation S-K [$60,000]; (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K [$60,000]; (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of regulation S-K; and (v) qualifies as an "outside director" within the meaning of Section 162(m)(4) of the Code, and applicable regulations thereunder or who is deemed to be an outside director under the applicable regulations and authority.


      (m) "Non-Employee Directors Committee" means a committee composed of all Non-Employee Directors.


      (n) "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.


      (o) "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted under this Plan.


      (p) "Parent Corporation" has the same meaning used in Section 424(e) of the Code.


      (q) "Plan" means the Riggs National Corporation 1996 Stock Option Plan as set forth herein, which may be amended from time to time.

      (r) "Subsidiary Corporation" has the same meaning used in Section 424(f) of the Code.



3.    SHARES OF COMMON STOCK SUBJECT TO THE PLAN.


      Subject to the provisions of Section 8 of the Plan, the aggregate number of authorized but unissued shares of Common Stock that may be issued pursuant to Options granted under the Plan will not exceed four million (4,000,000) shares. The shares of Common Stock issued may be shares of authorized but unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation. The maximum number of shares of Common Stock with respect to which options may be issued to any one Key Employee during a calendar year shall be two million (2,000,000). Shares that by reason of expiration of an Option or otherwise are no longer subject to purchase pursuant to an Option granted under the Plan may again be available for issuance pursuant to Options under the Plan.



4.    ADMINISTRATION OF THE PLAN.


      The Plan shall be administered by the Compensation Committee. The Compensation Committee has the authority to recommend to the Non-Employee Directors Committee the Key Employees to be granted Options, the times when Options will be granted, the number of shares subject to each Option, the exercise price of each Option, the vesting schedule (if any) of each Option, the conditions precedent (if any) to acceleration of the vesting schedule of each Option, the method of payment for shares acquired upon the exercise of Options, the expiration date of each Option, the Fair Market Value of Common Stock subject to Options, and any other terms and conditions of the Options it deems appropriate. The Non-Employee Directors Committee shall have the authority to approve, reject or modify recommended grants of Options by the Compensation Committee. A majority of the Non-Employee Directors Committee shall constitute a quorum. All actions by the Non-Employee Directors Committee shall require a majority of the members of such committee present at such meeting. Any action by the Non-Employee Directors Committee may be taken by a unanimous written consent of all members of the committee, and action so taken shall be fully effective as if it had been taken by a vote of the members at a meeting duly called and held. No Option shall be granted unless and until such grant is approved by the Non-Employee Directors Committee.


      All questions of interpretation of the Plan or of any Option will be determined solely by the Compensation Committee, and any such determination will be final and binding upon all persons having an interest in the Plan.



5.    ELIGIBILITY.


      Key Employees of the Corporation and any Subsidiary Corporation will be eligible to participate in the Plan, as approved by the Compensation Committee.



6.    TERMS AND CONDITIONS OF STOCK OPTIONS.


      Each Option granted under this Plan will be evidenced by an Option agreement between the Corporation and the recipient that states whether it is intended to be an Incentive Stock Option of a Nonqualified Stock Option and that it is to be subject to the applicable rules in the Plan and in the Code which apply to that form of option and that sets forth the exercise price of the Option, the vesting schedule (if any) of the Option, the expiration date of the Option, and any other terms or conditions approved by the Non-Employee Directors Committee subject to the following terms and conditions:

      (a)   OPTION PRICE.


            (i) NONQUALIFIED STOCK OPTIONS. The exercise price per share for the shares subject to a Nonqualified Stock Option will be no less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of Grant.


            (ii) INCENTIVE STOCK OPTIONS. The exercise price per share for the shares subject to an Incentive Stock Option will be no less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of Grant. However, the exercise price per share for shares subject to an Incentive Stock Option granted to an individual who on the Date of Grant owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or of a Parent Corporation or a Subsidiary Corporation) will not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.


      (b) TERM OF OPTIONS. Notwithstanding any other provisions of the Plan or any Option agreement, no Option will be exercisable after the expiration of ten (10) years from the Date of Grant. Furthermore, no Incentive Stock Option granted to an individual who on the Date of Grant owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or of a Parent Corporation or a Subsidiary Corporation) will be exercisable after the expiration of five (5) years from the Date of Grant.


      (c) MAXIMUM VALUE OF OPTIONS WHICH ARE INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Corporation, a Parent Corporation and any Subsidiary Corporation) exceeds $100,000, the options are not Incentive Stock Options. For purposes of this paragraph, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This paragraph will be applied by taking Incentive Stock Options into account in the order in which they are granted.


      (d) VESTING OF OPTIONS AND TERMINATION OF EMPLOYMENT. An Option will be exercisable only to the extent that it is vested on the date of exercise. Vesting of an Option will cease on the date that an Option holder is no longer an employee of the Corporation or a Parent Corporation or Subsidiary Corporation (the "date of termination"), and the Option will be exercisable only to the extent the Option is vested on the date of termination. However, if the Option holder is no longer an employee because of death or Disability, any Option that is not one hundred percent (100%) vested will automatically become one hundred percent (100%) vested on the date of termination. If the Option holder's termination is for reason of death, the right to exercise the Option will expire one (1) year after the date of the holder's death, and until expiration, the holder's heirs, legatees or legal representative may exercise the Option. If the Option holder's termination is for any reason other than death, the right to exercise the Option (to the extent that it is vested) will expire three (3) months after the date of termination. If termination is for a reason other than the holder's death and the Option holder dies after his or her termination but before the right to exercise the Option has expired, the right to exercise the Option shall expire one (1) year after the date of the holder's termination of employment, and until expiration, the holder's heirs, legatees or legal representative may exercise the Option.

      (e)   EXERCISE.


            (i) CASH PAYMENT. An Option may be exercised as to all or any number of whole shares of the Common Stock with respect to which the Option is vested. Options may be exercised only by the Option holder's written notice to the Secretary of the Corporation (the "exercise notice") and only if the exercise notice is accompanied by payment in cash of the full exercise price for the shares with respect to which the Option is exercised, except as otherwise provided herein.


            (ii) NONCASH PAYMENT. Unless otherwise provided at the time of grant, payment of the exercise price may be made in the form of (1) Common Stock of the Corporation that has been held for at least six (6) months prior to the date of exercise or (2) a combination of cash and such Common Stock that has been held for at least six (6) months prior to the date of exercise. The value of any Common Stock used to pay the exercise price or any portion thereof will be the Fair Market Value of Common Stock on the date of exercise.


                  Wherever in this Plan or any agreement a Key Employee is permitted to pay the exercise price of an Option relating to the exercise of an Option by delivering Common Stock, the Key Employee may, subject to procedures satisfactory to the Compensation Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Common Stock, in which case the Corporation shall treat the Option as exercised without further payment and shall withhold such number of Common Stock from the Common Stock acquired by the exercise of the Option.


            (iii) BROKER-DEALER PAYMENT. Unless otherwise provided at the time of grant, payment of the unpaid exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer, if the exercise notice is accompanied by the Option holder's written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer.


      (f) NONTRANSFERABILITY. No Incentive Stock Option granted under the Plan, contingent or otherwise, and no Nonqualified Stock Option granted under this Plan, unless the Non-Employee directors Committee directs otherwise, will be transferable, assignable or subject to any encumbrance, pledge, or charge of any nature, except by will or the laws of descent and distribution. During the lifetime of an Option holder, an Option will be exercisable only by the Option holder. The executor or administrator of the estate of the Option holder may transfer any rights with respect to such Option to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Option or under the laws of intestacy.


      (g) STOCK LEGEND. The Corporation may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Options issued under the Plan be endorsed with a legend in substantially the following form:


                  The shares evidenced by this certificate may not be sold or transferred prior to _________, 19___, in the absence of a written statement from Riggs National Corporation (the "Corporation") to the effect that the Corporation is aware of the fact of such sale or transfer.


            The blank contained in such legend shall be filled in with the date that is the later of: (i) one year and one day after the date of exercise of such Incentive Stock Option or (ii) two years and one day after the date of grant of such Incentive Stock Option. Upon delivery to the Corporation, at its principal executive office, of a written statement to the effect that such shares have been sold or transferred prior to such date, the Corporation does hereby agree to promptly deliver to the transfer agent for such shares a written statement to the effect that the Corporation is aware of the fact of such sale or transfer. The Corporation may also require the inclusion of any additional legend that may be necessary or appropriate.


      (h) CHANGE OF CONTROL. In the event of a Change of Control (as hereinafter defined), all then-outstanding Options will become one hundred percent (100%) vested and exercisable as of the Change of Control. However, if in the opinion of counsel to the Corporation the immediate exercisability of such Options, when taken into consideration with all other "parachute payments" as defined in
            Section 280G of the Code, would result in an "excess parachute payment" as defined in such section, such Option shall not become immediately exercisable, except and to the extent the Compensation Committee in its discretion shall otherwise determine.


            For purposes of the Plan, "Change of Control" means (1) the sale of substantially all of the Corporation's assets; (2) the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the Act), or of record, of securities of the Corporation representing twenty-five percent (25%) or more in the aggregate voting power of the Corporation's then-outstanding Common Stock by any "person" (within the meaning of Sections 13(d) and 14(d) of the Act), including any corporation or group of associated persons acting in concert, other than (i) the Corporation or its subsidiaries and/or (ii) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of the Corporation or its subsidiaries, including a trust established pursuant to any such plan; (3) the Corporation is merged or consolidated with or into another corporation in any transaction or series of transactions, in which either (A) the persons who were the beneficial owners of the Corporation's voting securities immediately prior to such transaction do not beneficially own immediately after such transaction at least fifty percent (50%) of the total outstanding voting power of the surviving corporation or (B) any "person" (within the meaning of Sections 13(d) and 14(d) of the Act), including any corporation or group of associated persons acting in concert is or becomes the direct, indirect or beneficial owner (within the meaning of Rule 13d-3 of the Act) of twenty-five percent (25%) or more of the aggregate voting power of resulting entity, provided that such person was not a twenty-five percent (25%) or more owner of the Corporation prior to the transaction or transactions; or (4) the Corporation is liquidated or dissolved or adopts a plan of liquidation or dissolution. Notwithstanding the foregoing, a Change of Control will not result from: (A) a transfer of the Corporation's voting securities by a person who is the beneficial owner, directly or indirectly, of twenty-five percent (25%) or more of the voting securities of the Corporation (a "25 Percent Owner") to (i) a member of such 25 Percent Owner's immediate family (within the meaning of Rule 16a-1(e) of the Act) either during such 25 Percent Owner's lifetime or by will or the laws of descent and distribution; (ii) any trust as to which the 25 Percent Owner or a member (or members) of his immediate family (within the meaning of Rule 16a-1(e) of the Act) is the beneficiary; (iii) any trust as to which the 25 Percent Owner is the settlor with sole power to revoke; (iv) any entity over which such 25 Percent Owner has the power, directly or indirectly, to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise; or (v) any charitable trust, foundation or corporation under Section 501(c)(3) of the Code that is funded by the 25 Percent Owner or (B) the acquisition of voting securities of the Corporation or the resulting entity in the event of a merger or consolidation, by either (i) a person who was a 25 Percent Owner on the effective date of the Plan or (ii) a person, trust or other entity described in the foregoing clauses (A)(i)-(v) of this subsection.

7.    TERMINATION AND AMENDMENT OF THE PLAN AND OPTIONS.


      The Board may terminate the Plan at any time except with respect to any outstanding Options. The Board may amend the Plan in any manner with respect to future grants of Options and the Non-Employee Directors Committee may amend outstanding Options in any manner consistent with the Plan subject to the following limitations:


      (a) Except as provided in Section 8 of the Plan, no amendment will be effective without the approval of the shareholders of the Corporation if that amendment (i) changes in the aggregate number of shares which may be issued under this Plan, (ii) changes the class of eligible employees, officers or directors, or (iii) extends the term of the Plan or the period during which any outstanding Incentive Stock Option may be exercised.


      (b) No amendment will be effective if the amendment changes the manner of determining the exercise price of Incentive Stock Options, makes individuals who are not employees of the Corporation or of any Parent or Subsidiary Corporation eligible to be granted Incentive Stock Options, changes the nontransferability of the Options, or alters or impairs any rights or obligations of any outstanding Option without the written consent of the Option holder.



8.    CHANGE IN CAPITAL STRUCTURE.


      (a) The existence of outstanding Options shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.


      (b) If the Corporation shall effect a subdivision or consolidation of shares or capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefore in money, services or property, then (i) the number, class, and per-share price of shares of Common Stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received had the optionee exercised his or her Option in full immediately prior to the event requiring the adjustment; and (ii) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Common Stock then reserved that number and class of shares of Common Stock that would have been received by the owner of an equal number of outstanding shares of each class of Common Stock as the result of the event requiring the adjustment.


      (c) After a merger of one or more corporations into the Corporation or after a consolidation of the Corporation and one or more corporations in which the Corporation shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number and class of shares as to which such Option shall then be so exercisable, the number of and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of the number and class of shares of Common Stock equal to the number and class of shares as to which such Option shall be so exercised.


      (d) If the Corporation is merged into or consolidated with another corporation under circumstances where the Corporation is not the surviving corporation, or if the Corporation is liquidated, or sells or otherwise disposes of substantially all its assets to another corporation while unexercised Options remain outstanding under the Plan, unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of such Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options shall be canceled as of the effective date of any such merger, consolidation or sale provided that (i) notice of such cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise such Option in full (without regard to any vesting or other limitations on exercise imposed on such Option) during the 30-day period preceding the effective date of such merger, consolidation, liquidation, or sale (the "corporate event"). Notwithstanding the preceding provisions, if no provisions are made for the continuance, assumption or substitution of Options and if exercise of any then-outstanding Options during the 30-day period preceding the effective date of such corporate event would not be in conformity with all applicable federal securities laws, or if in the opinion of counsel to the Corporation the immediate exercisability of such Options, when taken into consideration with all other "parachute payments" as defined in Section 280G of the Code, would result in an "excess parachute payment" as defined in such section, such Option shall not become immediately exercisable and shall be canceled as of the effective date of the corporate event, except and to the extent the Compensation Committee in its discretion shall otherwise determine.


      (e) Except as hereinbefore expressly provided, the issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock by any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options.


      (f) Adjustment under the preceding provisions of this section will be made by the Compensation Committee, whose determination as to what adjustment will be made and the extent thereof will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of any such adjustment. No adjustment will be made in a manner that causes an Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option under the Code.



9.    HOLDING PERIOD.


      Notwithstanding anything to the contrary in the Plan, Common Stock acquired through exercise of an Incentive Stock Option that was outstanding on November 13, 1996, or any other Option granted to an Insider but which was not granted by the Non-Employee Directors Committee or the Board or which was not approved by the shareholders may not be disposed of by an Insider during the six-month period beginning on the Date of Grant.



10.   GENERAL PROVISIONS.


      (a) The Corporation shall not be required to sell or issue any shares under any Option if the issuance of such shares constitute a violation by the Option holder or the Corporation of any provision of any law, statute, or regulation of any stock exchange upon which the Common Stock may be listed or any governmental authority whether it be Federal or State. Unless a registration statement is in effect under the Securities Act of 1933, as amended (the "Act") with respect to the shares of Common Stock covered by an Option, the Corporation shall not be required to issue shares upon exercise of any Option (i) unless the Compensation Committee has received evidence satisfactory to it to the effect that the holder of such Option is acquiring such shares for investment and not with a view to the distribution thereof or (ii) unless an opinion of counsel to the Corporation has been received by the Corporation, in a form and substance that is deemed acceptable by the Compensation Committee, to the effect that a registration statement is not required. Any determination in this connection by the Compensation Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Act, the Corporation may imprint the following legend or any other legend that counsel for the Corporation considers necessary or advisable to comply with the Act:


            "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except pursuant to an effective registration statement or upon receipt by the Corporation of any opinion of counsel, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."


            The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act and, in the event any shares are so registered, the Corporation may remove any legend on certificates representing such shares. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.


      (b) No Option holder and no beneficiary or other person claiming under or through an Option holder will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option except as to such shares of Common Stock, if any, that have been issued or transferred to such Option holder or beneficiary.


      (c) The Plan and all determinations made and actions taken pursuant thereto will be governed by the laws of the State of Delaware and construed in accordance therewith.


      (d) The Plan is intended to comply in all respects with Rule 16b-3 promulgated under the Act (the "exemption"). If the Plan is found not to qualify for the exemption, any disqualifying Plan provision will be deemed replaced by a provision that most nearly accomplishes the intent of the Board at the time the Plan was adopted and that results in the Plan's qualification for the exemption. If the Board's intent cannot be accomplished through a substitute provision that results in the Plan's qualification for the exemption, the Plan will continue in full force and effect in the form adopted by the Board notwithstanding the Plan's failure to qualify for the exemption.


      (e) Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who become employees of the Corporation or a Subsidiary Corporation as a result of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the employing corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Compensation Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but with respect to stock options that are Incentive Stock Options, no such variation shall be such as to affect the status of any such substitute option as an "incentive stock option" under Section 422 of the Code.



11.   TAXES.


      (a)   WITHHOLDING.


            (i) CASH PAYMENT. The Corporation may make such provisions as it deems appropriate to withhold any taxes the Corporation determines it is required to withhold in connection with any Option or require the Option holder to pay the amount of the withholding taxes in cash to the Corporation as a condition precedent to the issuance of shares pursuant to the exercise of an Option.


            (ii) BROKER-DEALER PAYMENT. If the exercise price of an Option is paid by a broker-dealer, as provided herein, payment of withholding taxes in connection with the exercise of the Option, up to an amount calculated by assuming the maximum federal, state, and local marginal tax rates, may be made by the broker-dealer.


      (b) TAX QUALIFICATION. Incentive Stock Options granted under the Plan are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, and the terms of the Plan and Options granted hereunder shall be so construed. Notwithstanding the foregoing, nothing in the Plan shall be interpreted as a representation, guarantee or other undertaking on the part of the Corporation that any Options are, or will be, determined to qualify as incentive stock options within the meaning of the Code.



12.   INDEMNIFICATION OF BOARD AND COMMITTEES.


      The members of the Board of Directors, the Compensation Committee and the Non-Employee Directors Committee will be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or Option agreements, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it is adjudged in such action, suit or proceeding, except in relation to matters as to which it is adjudged in such action, suit or proceeding that the member is liable for negligence or misconduct in the performance of the member's duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a member will in writing offer the Corporation the opportunity, at its own expense, to defend the same. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board of Directors, the Compensation Committee and the Non-Employee Directors Committee and shall be in addition to any and all other rights of indemnification to which such members may be entitled as a matter of law, contract, or otherwise.

13.   LIMITATION OF RIGHTS.


      Neither the adoption and maintenance of the Plan nor the grant of Options will:


      (a) limit the right of the Corporation, Parent Corporation or Subsidiary Corporation to discharge or discipline any employee, or otherwise terminate or modify the terms of any employment agreement, or


      (b) confer upon any Option holder any contract or other right or interest other than as specifically provided in the Plan and the Option agreement.



14.   EFFECTIVE DATE OF THE PLAN, DURATION OF THE PLAN.


      (a) The Plan became effective as of March 26, 1996, upon adoption by the Board, subject to approval by the holders of a majority of the shares of Common Stock which are represented in person or by proxy and entitled to vote on the subject at the 1996 annual meeting of the shareholders of the Corporation.


      (b) Unless previously terminated, the Plan will terminate ten (10) years after the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the shareholders, except that Options that are granted under the Plan before its termination will continue to be administered under the terms of the Plan until the Options terminate or are exercised.





Amended by the Board of Directors on January 21, 1998



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





                          RIGGS NATIONAL CORPORATION
                         1997 NON-EMPLOYEE DIRECTORS
                              STOCK OPTION PLAN


                                   ARTICLE I

                                    PURPOSES


      The purpose of the Riggs National Corporation 1997 Non-Employee Directors Stock Option Plan is increase the proprietary interest of non-employee directors of Riggs National Corporation (the "Corporation") and its subsidiaries by granting such directors options to purchase common stock of the Corporation.



                                  ARTICLE II

                                 DEFINITIONS

2.1 Agreement means a written agreement (including any amendment or supplement thereto) between the Corporation and an Eligible Director specifying the terms and conditions of an Option granted to such Eligible Director.

2.2   Board means the Board of Directors of the Corporation.

2.3   Common Stock means the common stock, $2.50 par value, of the Corporation.

2.4   Corporation means Riggs National Corporation.

2.5 Director means a member of the Board of Directors of the Corporation or a Subsidiary.

2.6 Disability means a complete and permanent inability by reason of illness or accident to perform the duties of a Director, as determined by the Board based on medical evidence acceptable to it.

2.7 Eligible Director means a member of the Board of Directors of the Corporation or a Subsidiary who is not an employee of the Corporation or a Subsidiary.

2.8 Fair Market Value means, with respect to a share of Common Stock, if the Common Stock is traded on the National Market System or a national securities exchange, the closing price of the Common Stock on the determination date, or if there were no sales on such date, then on the next preceding date on which there were sales, or in any other case, the current fair market value of the Common Stock, shall be determined by the Board using any reasonable method in good faith.

2.9 Option means a stock option that entitles the holder to purchase from the Corporation a stated number of shares of Common Stock as specified in the Agreement at the price set forth in the Agreement.

2.10 Participant means an Eligible Director who is selected by the Board to receive an Option.

2.11 Plan means the Riggs National Corporation 1997 Non-Employee Directors Stock Option Plan .

2.12  Subsidiary means any subsidiary of the Corporation.

2.13 Termination of Service means with respect to a Director, the date such person ceases to serve as a Director.

                                 ARTICLE III

                                ADMINISTRATION


      The Plan shall be administered by the Board. The Board shall have authority to grant Options to Eligible Directors upon such terms (not inconsistent with the provisions of this Plan) as the Board may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option. Notwithstanding any such conditions, the Board may, in its discretion, accelerate the time at which any Option may be exercised. In addition, the Board shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Board shall not be construed as limiting any power or authority of the Board. Any decision made, or action taken, by the Board or in connection with the administration of this Plan shall be final and conclusive on all persons having an interest in the Plan. No member of the Board shall be liable for any act done in good faith with respect to this Plan or any Agreement or Option. The Board may delegate its authority with respect to administration of the Plan as it deems appropriate, provided that such delegation does not cause grants of options to fail to be exempt transactions under Rule 16B-3 promulgated under the Securities Exchange Act of 1934. All expenses of administering this Plan shall be borne by the Corporation.


                                  ARTICLE IV

                                 ELIGIBILITY


      The Board may grant options under the Plan to Eligible Directors.


                                  ARTICLE V

                            STOCK SUBJECT TO PLAN

5.1 Shares Issued. Upon the exercise of a stock Option the Corporation may issue shares of authorized but unissued Common Stock or shares of previously issued Common Stock that has been reacquired by the Corporation.


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



5.2 Aggregate Limit. The maximum aggregate number of shares of Common Stock that may be issued under this Plan pursuant to the exercise of Options is three hundred fifty thousand (350,000) shares of Common Stock. The maximum aggregate number of shares that may be issued under this Plan is subject to adjustment as provided in Article VII.

5.3 Reallocation of Shares. If an Option is terminated or expires, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or portion thereof may again be available for issuance pursuant to Options under the Plan.

                                  ARTICLE VI

                                   OPTIONS

6.1 Award. In accordance with the provisions of Article IV, the Board will designate each Eligible Director to whom an Option is to be granted and will specify the vesting provisions and number of shares of Common Stock covered by such Option.

6.2 Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Board on the date of grant; provided, however, that the exercise price per share for Common Stock shall not be less than the greater of the Fair Market Value on the date the Option is granted or the par value of the Common Stock.

6.3 Maximum Option Period. Unless provided otherwise by the Board, the maximum period during which an Option may be exercised shall be ten (10) years from the date of grant.

6.4 Vesting and Termination of Service. Unless provided otherwise by the Board, an Option shall be subject to the following provisions:

      (a) An Option will be exercisable only to the extent that it is vested on the date of exercise. Vesting of an Option will cease on the date that a Participant incurs a Termination of Service, and the Option will be exercisable only to the extent the Option is vested on the date of Termination of Service. However, if the Participant's Termination of Service results from death or Disability, any Option that is not one hundred percent (100%) vested will automatically become one hundred percent (100%) vested on the date of Termination of Service.

      (b) If the Participant's Termination of Service results from death or Disability, the right to exercise the Option will expire on the earlier of (i) one (1) year after the date of the holder's death or termination by reason of Disability, or (ii) the expiration date under the terms of the Agreement. Until the expiration date, in the case of the Option holder's death, the holder's heirs, legatees or legal representative may exercise the Option.

      (c) If the Participant's Termination of Service is for any reason other than death or Disability, the right to exercise the Option (to the extent that it is vested) will expire on the earlier of (i) three
            (3) months after the date of the holder's Termination of Service, or
            (ii) the date the Option expires under the terms of the Agreement.

      (d) If Termination of Service is for a reason other than the Participant's death, and the Participant dies after Termination of Service but before the right to exercise the Option has expired, the right to exercise the Option shall expire on the earlier of (i) one
            (1) year after the date of the Participant's Termination of Service, or (ii) the date the Option expires under the terms of the Agreement, and, until expiration, the Participant's heirs, legatees or legal representative may exercise the Option.

6.5 Nontransferability. Except as provided in Section 6.6, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. Except to the extent an Option is transferred in accordance with Section 6.6, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.6 Transferable Options. Section 6.5 to the contrary notwithstanding, if the Board so provides, an Option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant.

6.7 Exercise. The Option holder must provide written notice to the Secretary of the Corporation of the exercise of Options and the number of Options exercised. Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Board shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock.

6.8 Payment. The option exercise price shall be paid in full at the time of exercise (i) in cash, (ii) with Common Stock owned by the Participant,
      (iii) by delivery to the Corporation of (x) irrevocable instructions to deliver directly to a broker the stock certificates representing the shares of Common Stock for which the Option is being exercised, and (y) irrevocable instructions to such broker to sell such shares of Common Stock and promptly deliver to the Corporation the portion of the proceeds equal to the option exercise price, or (iv) any combination thereof. For purposes of making payment in shares of Common Stock, such shares shall be valued at their Fair Market Value on the date of exercise of the Option and shall have been held by the Participant for at least six (6) months.

6.9 Shareholder Rights. No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

                                 ARTICLE VII

                         CHANGE IN CAPITAL STRUCTURE

      (a) The existence of outstanding Options shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      (b) If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an Option holder to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received had the Option holder exercised his or her Option in full immediately prior to the event requiring the adjustment; and
            (ii) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Common Stock then reserved that number and class of shares of Common Stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment.

      (c) After a merger of one or more corporations into the Corporation or after a consolidation of the Corporation and one or more corporations in which the Corporation shall be the surviving corporation, each holder of an Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number and class of shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such Option holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such Option holder had been the holder of record of the number and class of shares of Common Stock equal to the number and class of shares as to which such Option shall be so exercised.

      (d) If the Corporation is merged into or consolidated with another corporation under circumstances where the Corporation is not the surviving corporation, or if the

            Corporation is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding under the Plan, unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of such Options with new options, stock appreciation rights covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options shall be canceled as of the effective date of any such merger, consolidation or sale provided that (i) notice of such cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise such Option in full (without regard to any vesting or other limitations on exercise imposed on such Option) during the 30-day period preceding the effective date of such merger, consolidation, liquidation, or sale (the "corporate event"). Notwithstanding the preceding provisions, if no provisions are made for the continuance, assumption or substitution of Options and if exercise of any then-outstanding Options during the 30-day period preceding the effective date of such corporate event would not be in conformity with all applicable federal securities laws, or if in the opinion of counsel to the Corporation the immediate exercisability of such Options, when taken into consideration with all other "parachute payments" as defined in Section 280G of the Code, would result in an "excess parachute payment" as defined in such section, such Option shall not become immediately exercisable and shall be canceled as of the effective date of the corporate event, except and to the extent the Board in its discretion shall otherwise determine.

      (e) Except as previously expressly provided, neither the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options.

      (f) Adjustment under the preceding provisions of this section will be made by the Board, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of any such adjustment.

                                 ARTICLE VIII

                             COMPLIANCE WITH LAW


      The Corporation shall not be required to sell or issue any shares under any Option if the issuance of such shares constitute a violation by the Option holder or the Corporation of any provision of any law, statute, or regulation of any stock exchange upon which the Common Stock may be listed or any governmental authority whether it be Federal or State. Unless a registration statement is in effect under the Securities Act of 1933, as amended (the "Act") with respect to the shares of Common Stock covered by an Option, the Corporation shall not be required to issue shares upon exercise of any Option (i) unless the Board has received evidence satisfactory to it to the effect that the holder of such Option is acquiring such shares for investment and not with a view to the distribution thereof or (ii) unless an opinion of counsel to the Corporation has been received by the Corporation, in a form and substance that is deemed acceptable by the Board, to the effect that a registration statement is not required. Any determination in this connection by the Board shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Act, the Corporation may imprint the following legend or any other legend that counsel for the Corporation considers necessary or advisable to comply with the Act:


            "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except pursuant to an effective registration statement or upon receipt by the Corporation of any option of counsel, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."


      The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act and, in the event any shares are so registered, the Corporation may remove any legend on certificates representing such shares. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.


                                  ARTICLE IX

                              GENERAL PROVISIONS

9.1 Effect on Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the service of the Corporation or a Subsidiary or in any way affect any right and power of the Corporation or a Subsidiary to terminate the service of any individual at any time with or without assigning a reason therefor.

9.2 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

9.3 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

9.4 Choice of Law. The Plan and all Agreements entered into under the Plan shall be interpreted under the law of the state of Delaware.

                                  ARTICLE X

                                  AMENDMENT


      The Board may amend or terminate this Plan from time to time; provided, however, that no amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Option outstanding at the time such amendment is made.


                                  ARTICLE XI

                   EFFECTIVE DATE OF PLAN, DURATION OF PLAN

(a) The Plan became effective as of July 9, 1997 upon adoption by the Board, subject to approval by the holders of a majority of the shares of Common Stock.

(b) Unless previously terminated, the Plan will terminate on July 8, 2007, except that Options that are granted under the Plan prior to its termination will continue to be administered under the terms of the Plan until the Options terminate or are exercised.